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                                                                    EXHIBIT 10.2

                              COMBINATION AGREEMENT


         THIS COMBINATION AGREEMENT (this "Agreement") is entered into as of June 16, 2000 by and among Weatherford International, Inc., a Delaware corporation ("Weatherford"), Weatherford Oil Services, Inc., an Alberta corporation and indirect wholly owned subsidiary of Weatherford ("Services"), Weatherford Canada Ltd., an Alberta corporation and indirect wholly owned subsidiary of Weatherford ("WCL"), and Alpine Oil Services Corporation, an Alberta corporation ("Alpine").

                                    RECITALS

         WHEREAS, the respective boards of directors of Weatherford, Services, WCL and Alpine have approved the transactions contemplated by this Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                     GENERAL

1.1      PLAN OF ARRANGEMENT.

         As promptly as practicable after the execution of this Agreement, Alpine, on a joint basis with Services and WCL, will apply to the Court of Queen's Bench of Alberta (the "Court") pursuant to Part 15 of the Business Corporations Act (Alberta) (the "ABCA") for an interim order in form and substance satisfactory to Weatherford (such approval not to be unreasonably withheld or delayed) (the "Interim Order") providing for, among other things, the calling and holding of the Alpine Meeting (as defined herein) for the purposes of considering and, if deemed advisable, approving an arrangement (the "Arrangement") under Part 15 of the ABCA and pursuant to this Agreement and the Plan of Arrangement substantially in the form of Exhibit A hereto (the "Plan of Arrangement"). If the Alpine shareholders and optionholders approve the Arrangement, thereafter Alpine, on a joint basis with Services and WCL, will take the necessary steps to submit the Arrangement to the Court and apply for a final order of the Court approving the Arrangement in such fashion as the Court may direct (the "Final Order"). In this Agreement and all other agreements referred to herein, references to approval by Alpine Shareholders shall include the approval by the Alpine optionholders as if they had exercised their Alpine Options. At 12:01 a.m. (the "Effective Time") on the date (the "Effective Date") shown on the certificate of arrangement issued by the Registrar under the ABCA giving effect to the Arrangement, the following steps shall occur and shall be deemed to occur in the following order without any further act or formality:


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         (a) The articles of Alpine shall be amended to delete Preferred Shares from the authorized share capital.

         (b) The articles of Services shall be amended to designate the first series of exchangeable shares provided for by its articles ("Exchangeable Shares") as "Series 1 Exchangeable Shares" limited in number to 1,500,000 shares and having the terms and conditions set forth in the Plan of Arrangement (the "Series 1 Exchangeable Shares").

         (c) Each of the common shares of Alpine (the "Alpine Common Shares") (other than Alpine Common Shares held by holders who have exercised their rights of dissent in accordance with the Plan of Arrangement and who are ultimately entitled to be paid the fair value for such shares, such shares being herein referred to as "Dissenters' Shares") will be transferred to Services in consideration for a number of Series 1 Exchangeable Shares, all as determined in accordance with the following procedure:

                  (i) There shall first be determined the average per share market price in U.S. dollars ("US$) (the "Average Closing Price") for shares of Weatherford Common Stock, $1.00 par value ("Weatherford Common Stock"), by calculating the arithmetic mean average of the closing prices for Weatherford Common Stock on The New York Stock Exchange ("NYSE") Composite Tape for each of the ten trading days ending on the trading day prior to the Effective Date and rounding the number so derived to the second decimal point.

                  (ii) The "Exchange Rate" for purposes of this Agreement shall be the exchange rate existing for US$ and Canadian Dollars ("CAN$") on the last day of the ten-day period set in clause (c)(i) above as stated as the New York foreign exchange mid-range rates for trading among banks in amounts of $1,000,000 and more in the U.S. Southwest Edition of the Wall Street Journal next published after such date, rounded to four decimal places.

                  (iii) The aggregate number of Series 1 Exchangeable Shares to be issued pursuant to the Plan of Arrangement to the holders of Alpine Common Shares shall be equal to (x) that aggregate number of shares of Weatherford Common Stock which has an aggregate market value (converted to CAN$) of CAN $71,275,652 (based on the Average Closing Price converted to CAN$ at the Exchange Rate), plus (y) a number of Series 1 Exchangeable Shares equal to that aggregate number of shares of Weatherford Common Stock which has an aggregate market value (based on the Average Closing Price converted to CAN$ at the Exchange Rate) equal to CAN$2.50 multiplied by the number of Alpine Common Shares issued after March 31, 2000, and prior to the Effective Time, (A) pursuant to the exercise of any Alpine Option (as hereinafter defined) granted under the Alpine Option Plan (as hereinafter defined) and outstanding on the date of this Agreement plus (B) the number of Alpine Common Shares, if any, issued after March 31, 2000, upon conversion of that certain Unsecured 9% Convertible Debenture due January 31, 2005 (the "Alpine Convertible Debt"), plus (C) 80,000 shares in the aggregate (the "80,000 employment agreement shares") issuable under an employment agreement between Alpine and Andy Saboe dated


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         November 2, 1998, and an employment agreement between Alpine and Robert
         R. Dunstan dated January 21, 1999, less (z) that number of Series 1 Exchangeable Shares that would otherwise be issued in accordance with the foregoing calculations provided in this clause (iii) but for the existence of Dissenters' Shares in respect of which no Series 1 Exchangeable Shares will be issued.

                  (iv) At and as of the Effective Time, the outstanding Alpine Common Shares shall be exchanged for an aggregate number of Series 1 Exchangeable Shares as determined above with the number of such Exchangeable Shares to be issued in respect of each Alpine Common Share to be determined by dividing such aggregate number of Series 1 Exchangeable Shares by the aggregate number of Alpine Common Shares outstanding at the Effective Time and rounding the quotient so obtained to four decimal places. The quotient so determined is the number of Series 1 Exchangeable Shares to be issued in respect of each Alpine Common Share and is herein referred to as the "Exchange Ratio".

                  (v) No certificate or scrip representing a fractional share of a Series 1 Exchangeable Share shall be issued pursuant to this clause
         (c), and no dividend or other distribution shall relate to any fractional security. In lieu of a fractional share, Services shall pay to any holder of Alpine Common Shares who would otherwise be entitled to a fractional share an amount of cash equal to such fraction multiplied by the closing price of Weatherford Common Stock in US$ on the last trading day prior to the Effective Date on the NYSE Composite Tape and rounded to two decimal places and converted to CAN$ at the Exchange Rate, and the aggregate number of Series 1 Exchangeable Shares otherwise issuable pursuant to this clause (c) shall be appropriately adjusted.

         (d)      Upon the transfer of shares referred to above

                  (i) each holder of Alpine Common Shares shall cease to be such a holder, shall have his name removed from the register of holders of Alpine Common Shares and shall become a holder of the number of fully paid Series 1 Exchangeable Shares to which he is entitled as a result of the transfer referred to in clause (c) above and such holder's name shall be added to the register of holders of Series 1 Exchangeable Shares accordingly;

                  (ii) Services shall become the legal and beneficial owner of all of the Alpine Common Shares so transferred ; and

                  (iii) the Shareholder Rights Plan Agreement between Alpine and Montreal Trust Company of Canada, as Rights Agent, dated as of June 1, 1999 shall be terminated, void and of no further force or effect, and all outstanding Rights (as defined in such Agreement) shall be terminated, rescinded, void and of no force or effect.

         (e) Holders of Alpine Common Shares shall be entitled to make an income tax election pursuant to Section 85 of the Income Tax Act (Canada) (the "ITA") with respect to the transfer of

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their Alpine Common Shares to Services as provided in clause (c) above by providing two signed copies of the necessary election forms to Services within 90 days following the Effective Date, duly completed with the details of the number of shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the ITA, the forms will be signed by Services and returned to such holders of Alpine Common Shares for filing with Canada Customs and Revenue Agency.

         (f) Weatherford shall issue to, and deposit with the Depositary (as defined in a Voting and Exchange Trust Agreement as defined herein), the Voting Share (as defined in the Voting and Exchange Trust Agreement) in consideration of the payment to Weatherford of US$1, to be thereafter held by the Depositary as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares, in accordance with the Voting and Exchange Trust Agreement.

         (g) Each of the then remaining outstanding and unexercised options to purchase Alpine Common Shares (collectively, the "Alpine Options") (which includes all outstanding options granted under Alpine's employee stock option plan (the "Alpine Option Plan") will, without any further action on the part of any holder thereof (herein, an "optionholder"), be disposed of to Services in exchange for that number of Series 1 Exchangeable Shares equal in value (where one Series 1 Exchangeable Share is deemed to have the value of one share of Weatherford Common Stock based on the Average Closing Price) to the Option Value (as hereinafter defined) of such Alpine Option. The "Option Value" for any Alpine Option to be exchanged under this provision shall be the amount determined by (i) subtracting the per share exercise price therefor in CAN$ in effect on the Effective Date from (ii) the product determined by multiplying the Average Closing Price (converted to CAN$ at the Exchange Rate) by the Exchange Ratio and rounding such amount to two decimal places and then (iii) multiplying the amount so determined by such subtraction by the number of Alpine Common Shares covered by such Alpine Option.

         (h) The Alpine Common Shares other than Dissenters' Shares will be transferred by Services to WCL in consideration for the issuance by WCL to Services of one redeemable retractable preferred share in the capital of WCL for each Alpine Common Share.

1.2      ADJUSTMENTS FOR CAPITAL CHANGES.

         If, prior to the Effective Time, Weatherford or Alpine recapitalizes through a subdivision of its outstanding shares into a greater number of shares, or a combination of its outstanding shares into a lesser number of shares, or reorganizes, reclassifies or otherwise changes its outstanding shares into the same or a different number of shares of other classes, or declares a dividend on its outstanding shares payable in shares of its capital stock or securities convertible or exchangeable into shares of its capital stock, then the Exchange Ratio will be adjusted appropriately. No such changes shall be made by either Weatherford or Alpine other than those made in accordance with this Agreement.


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1.3      DISSENTING SHARES.

         Holders of Alpine Common Shares and optionholders may exercise rights of dissent with respect to such shares in connection with the Arrangement pursuant to and in the manner set forth in Section 184 of the ABCA and Article 3 of the Plan of Arrangement (such holders and optionholders referred to as "Dissenters" or as "Dissenting Shareholders"). Alpine shall give Weatherford (a) prompt notice of any written demands of a right of dissent, any withdrawals of such demands, and any other instruments served pursuant to the ABCA and received by Alpine and (b) the opportunity to participate in all negotiations and proceedings with respect to such rights. Without the prior written consent of Weatherford, acting reasonably, except as required by applicable law, Alpine shall not make any payment with respect to any such rights or offer to settle or settle any such rights. All payments to Dissenters shall be the sole responsibility of Alpine, and Weatherford will not directly or indirectly provide any funds for the purposes of making payments to Dissenters. In the event that Alpine does not have sufficient funds to make payments to Dissenters, Alpine will undertake to borrow the funds necessary to make such payments from sources other than Weatherford or any Weatherford subsidiary (as defined below).

1.4      OTHER EFFECTS OF THE ARRANGEMENT.

         At the Effective Time (a) the bylaws of Alpine immediately prior to the Effective Time will continue as the bylaws of Alpine, subject to later amendment; (b) the directors of Alpine will be those appointed by Services; (c) the officers of Alpine will be as designated by the board of directors of Alpine prior to the Effective Time, subject to later removal and appointment of other officers; (d) each Alpine Common Share and each Alpine Option outstanding immediately prior to the Effective Time will be transferred or exchanged, as applicable, as provided in Section 1.1; and (e) the Arrangement will, from and after the Effective Time, have all of the effects provided by applicable law, including, without limitation, the ABCA.

1.5      MANAGEMENT INFORMATION CIRCULAR; U.S. SECURITIES REGISTRATION MATTERS.

         (a) As promptly as practicable after execution of this Agreement, Alpine shall prepare the management information circular of Alpine, which Weatherford shall be given the opportunity to review and which shall be in form and substance satisfactory to Weatherford (herein "the management information circular" or the "Alpine management information circular") with respect to the meeting of shareholders and optionholders of Alpine with respect to the Arrangement and the approval of certain matters in connection therewith (the "Alpine Meeting"). As promptly thereafter as practicable Alpine shall cause it to be mailed to the shareholders and optionholders of Alpine. Weatherford and Services, jointly with Alpine, shall prepare and file with the U.S. Securities and Exchange Commission (the "SEC") a request for no action seeking to confirm the availability of an exemption pursuant to Section 3(a)(10) of the United States Securities Act of 1933 (the "Securities Act") with respect to the issuance of the Series 1 Exchangeable Shares pursuant to the Arrangement, and if such exemption is not available, Weatherford and Services will file a registration statement on Form F-4 or other applicable form (the "Form F-4") with the SEC and use their best efforts to


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cause it to be declared effective. If Weatherford determines, on the advice of its counsel, that it is necessary to file a registration statement on Form S-3 (the "Form S-3") in order to register the Weatherford Common Stock to be issued from time to time after the Effective Time upon exchange of the Series 1 Exchangeable Shares, then Weatherford shall file a Form S-3 with the SEC and use its best efforts to cause such Form S-3 to become effective and to maintain the effectiveness of such registration for the period that such Series 1 Exchangeable Shares remain outstanding. Notwithstanding anything herein to the contrary, Weatherford shall be under no obligation to file a Form S-3 if it shall have determined, on the advice of its counsel, that the issuance of shares of Weatherford Common Stock upon exchange of the Series 1 Exchangeable Shares after the Effective Time is exempt from the registration requirements of Section 5 of the Securities Act by virtue of Section 3(a)(9) and/or 3(a)(10) thereof. In connection with such determination, Weatherford and Services shall prepare and file with the SEC a request for no action seeking to confirm the availability of such an exemption.

         (b) Each party shall promptly furnish to the other parties all information concerning such party and its shareholders as may be reasonably required in connection with any action contemplated by this Section 1.5. The management information circular of Alpine and, if required, the Form F-4 and the Form S-3, shall comply in all material respects with all applicable requirements of law. Each of Weatherford and Services will notify Alpine promptly of the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to any Form F-4 or Form S-3, if either is required, or for additional information, and will supply Alpine with copies of all correspondence with the SEC with respect to any such Form F-4 or Form S-3. Whenever any event occurs which should be set forth in an amendment or supplement to any Form F-4 or Form S-3, Weatherford and Services shall promptly inform Alpine of such occurrence and cooperate in filing with the SEC, and/or mailing to shareholders of Alpine such amendment or supplement.

         (c) Weatherford, Services and Alpine shall take any action required to be taken under any applicable provincial or state securities laws (including "blue sky" laws) in connection with the issuance of the Weatherford Common Stock and the Arrangement; provided, however, that with respect to the blue sky and Canadian provincial qualifications, neither Weatherford, nor Alpine nor Services shall be required to register or qualify as a foreign corporation or reporting issuer (other than in Alberta and Ontario, Canada, in the case of Alpine and Services, and in Delaware in the case of Weatherford) where any such entity is not now so registered or qualified except as to matters and transactions arising solely from the offer and sale of the Weatherford Common Stock or the issuance of the Series 1 Exchangeable Shares. Subject to the terms and conditions of
Section 4.2(p), Alpine's board of directors shall (i) recommend at the Alpine Meeting that the holders of Alpine Common Shares vote to adopt and approve the Arrangement and this Agreement, (ii) use its best efforts to solicit from the holders of Alpine Common Shares proxies in favor of such adoption and approval and (iii) take all other action necessary to secure a vote of the holders of Alpine Common Shares in favor of the adoption and approval of the Arrangement and this Agreement.


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1.6      MATERIAL ADVERSE EFFECT.

         In this Agreement, any reference to any event, change or effect being "material" with respect to any entity or group of entities means any material event, change or effect related to the condition (financial or otherwise), properties, business or prospects of such entity or group of entities. In this Agreement, the term "Material Adverse Effect" used with respect to any party means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, business or prospects of such party and its subsidiaries, taken as a whole; provided that, a Material Adverse Effect shall not include any adverse effect resulting from changes in general economic conditions or conditions generally affecting the industries in which Weatherford, Services or Alpine operate, including without limitation, fluctuations in the prices of petroleum, natural gas and related hydrocarbons and fluctuations in the demand for the parties' products and services that result from fluctuations in such prices.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF ALPINE

         Except as set forth in a letter dated the date of this Agreement and delivered by Alpine to Weatherford concurrently herewith (the "Alpine Disclosure Letter"), Alpine hereby represents and warrants to Weatherford and Services as follows.

2.1      ORGANIZATION AND STANDING.

         Alpine and each partnership, joint venture, corporation, association or other business entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest ("other equity interests") entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by Alpine (the "Alpine Subsidiaries"), is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has full requisite power and authority, and all necessary governmental authorizations, to carry on its business as it is currently conducted, and to own, lease and operate the properties currently owned, leased and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation or organization authorized to do business in all jurisdictions in which the character of the properties owned or leased or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a Material Adverse Effect on Alpine. The Alpine Disclosure Letter sets forth a complete list of the Alpine Subsidiaries, the percentage of each subsidiary's outstanding capital stock or other equity interest owned by Alpine or another Alpine Subsidiary (and a description of any lien, claim, charge, mortgage, security interest, option, "put" right, preferential purchase right or other right or interest of any nature whatsoever of any other person (collectively, an "Encumbrance") on such stock or other equity interest) and a complete list of each jurisdiction in which each of Alpine and each Alpine Subsidiary is duly qualified and in good standing to do business. Alpine is a taxable Canadian corporation (within the meaning of the ITA). Alpine has heretofore delivered to Weatherford true and complete


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copies of its articles and bylaws as in effect on the date hereof and true and complete copies of all articles, certificates of incorporation or other organizational documents of the Alpine Subsidiaries, as well as the bylaws (or other comparable documents) thereof, all as in effect on the date hereof. Except for shares of stock or other equity interests of Alpine, or an Alpine Subsidiary, in an Alpine Subsidiary, neither Alpine nor any Alpine Subsidiary owns or controls, directly or indirectly, any shares of stock or other equity interest in any partnership, joint venture, corporation, association or other business entity.

2.2      AGREEMENT AUTHORIZED AND ITS EFFECT ON OTHER OBLIGATIONS.

         (a) Alpine has all requisite corporate power and authority to enter into this Agreement and, subject to approval of this Agreement and the Arrangement by the shareholders and optionholders of Alpine and approval by the Court, to perform its obligations hereunder and to consummate the Arrangement and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by Alpine and, subject only to approval of this Agreement and the Arrangement by the shareholders and optionholders of Alpine and approval by the Court, the consummation by Alpine of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate and other action on the part of Alpine. The board of directors of Alpine has determined to recommend the Arrangement to the holders of Alpine Common Shares, and such recommendation is in effect on the date hereof. This Agreement has been duly executed and delivered by Alpine and is the valid and binding obligation of Alpine, enforceable in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles. All other agreements contemplated hereby and by the Plan of Arrangement will, when executed and delivered by Alpine, as applicable, constitute valid and binding obligations of Alpine, enforceable against it in accordance with their terms, except that such enforceability may be subject to
(i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

         (b) Neither the execution, delivery and performance of this Agreement or the Arrangement by Alpine, nor the consummation of the transactions contemplated hereby or thereby by Alpine nor compliance with the provisions hereof or thereof by Alpine will (i) conflict with, or result in any violations of, the articles or bylaws of Alpine or any comparable document of any of the Alpine Subsidiaries or (ii) result in any breach of or cause a default (with or without notice or lapse of time, or both) under, or give rise to or result in any Encumbrance or a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or otherwise result in the creation of any Encumbrance upon, any of the material properties or assets of Alpine or any of the Alpine Subsidiaries under any term, condition or provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Alpine or any of the Alpine Subsidiaries or their respective properties or assets.



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



2.3      GOVERNMENTAL CONSENTS.

         No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (each a "Governmental Entity"), is required to be obtained by Alpine or any of the Alpine Subsidiaries in connection with the execution and delivery of this Agreement or the Plan of Arrangement or the consummation of the transactions contemplated hereby or thereby, except for (a) the filing with the applicable Canadian provincial securities commissions or regulatory authorities (the "Commissions") and the Court and the mailing to shareholders and optionholders of Alpine of the management information circular of Alpine relating to the Alpine Meeting to be held with respect to the approval of this Agreement and the Arrangement; (b) the approval by the Court of the Arrangement and the filings of the articles of arrangement and other arrangement or other documents as required by the ABCA; (c) such filings, authorizations, orders and approvals as may be required under provincial securities laws and the rules of The Toronto Stock Exchange ("TSE"); (d) such filings and notifications as may be necessary under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"); (e) such notices and filings as may be necessary under the Investment Canada Act (Canada) and under the Competition Act (Canada); and (f) where the failure to do so would not prevent or delay the consummation of the Arrangement or otherwise prevent Alpine from performing its obligations under this Agreement and would not reasonably be expected to have a Material Adverse Effect on Alpine.

2.4      CAPITALIZATION OF ALPINE AND THE ALPINE SUBSIDIARIES.

         The authorized capital of Alpine consists of an unlimited number of Alpine Common Shares and an unlimited number of Preferred Shares. At the close of business on March 31, 2000, 28,510,261 Alpine Common Shares were issued and outstanding, no Preferred Shares were issued and outstanding and no Alpine Common Shares were held by Alpine in its treasury. As of March 31, 2000, an aggregate of 973,500 Alpine Common Shares were reserved for issuance pursuant to outstanding Alpine Options granted under the Alpine Option Plan and in respect of the 80,000 employment agreement shares and 3,000,000 Alpine Common Shares were reserved for issuance pursuant to the Alpine Convertible Debt. All issued and outstanding Alpine Common Shares have been duly authorized, validly issued and are fully paid and non-assessable, were not issued in violation of any preemptive rights or other preferential rights of purchase of any person, and no holder thereof is entitled to any preemptive right, or preferential right of purchase, to subscribe for any additional shares that may be issued. The Alpine Common Shares are now (and will immediately prior to the Effective Time be) listed and posted for trading on the TSE. Alpine is not a party to, and is not aware of, any voting agreement, voting trust or other voting or similar agreement or arrangement relating to any Alpine Common Shares or any agreement or arrangement providing for registration rights with respect to any such shares or any other securities of Alpine except those agreements reflected in the Shareholders Agreement dated as of May 12, 2000, among certain holders of Alpine Common Shares and Weatherford.


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         Other than described above, there are not now, and at the Effective
Time there will not be, any (a) shares of capital stock or other equity securities of Alpine outstanding or (b) outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of Alpine, or contracts, understandings or arrangements to which Alpine is a party, or by which it may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, or securities or rights convertible into or exchangeable for, any additional shares of its capital stock.

         All of the outstanding shares of capital stock of, or other equity interests in, the Alpine Subsidiaries have been duly authorized and validly issued and all such shares or other equity interests are fully paid, non-assessable, were not issued in violation of any preemptive rights or other preferential rights of subscription or purchase of any person, and are owned of record and beneficially by Alpine or the Alpine Subsidiary identified in the Alpine Disclosure Letter as owning such interest free and clear of all Encumbrances. There are no outstanding options, warrants, convertible securities, calls, rights, commitments, preemptive rights, preferential rights to purchase, agreements, arrangements or understandings of any character obligating any Alpine Subsidiary (a) to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or other equity interests therein or any securities or obligations convertible into or exchangeable for such shares or other equity interest or (b) to grant, extend or enter into any such option, warrant, convertible security, call, right, commitment, preemptive right, preferential right agreement, arrangement or understanding.

2.5      SECURITIES REPORTS AND FINANCIAL STATEMENTS.

         Alpine has filed all forms, reports and documents required to be filed by it with the Commissions and the TSE or pursuant to relevant Canadian securities statutes, regulations, policies and rules (collectively, the "Alpine Securities Reports"), all of which have complied at their respective dates of filing in all material respects with all applicable requirements of such statutes, regulations, policies and rules, and is not in default of any requirement thereof. Alpine has heretofore delivered to Weatherford copies of all Alpine Securities Reports filed since January 1, 1995. None of the Alpine Securities Reports, at the time filed or as subsequently amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. All Alpine Securities Reports heretofore filed and the financial statements of Alpine contained in the Alpine Securities Reports complied in all material respects with the applicable securities laws, the rules and regulations of the Commissions thereunder and all requirements of the TSE, and with the then applicable accounting requirements and the published rules and regulations of the relevant Canadian securities statutes and the Commissions with respect to accounting matters, and were, in the case of all such financial statements, prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis during the periods involved (except as may have been indicated in the notes thereto or, in the case of unaudited statements, as permitted by applicable laws, rules or regulations) and fairly presented


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(subject, in the case of the unaudited statements, to normal, year-end audit adjustments) the consolidated financial position of Alpine and its consolidated Alpine Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended. There has been no change in Alpine's accounting policies or the methods of making accounting estimates or changes in estimates that are material to its financial statements, except as described in the notes thereto.

2.6      LIABILITIES.

         Alpine and the Alpine Subsidiaries do not have any material liabilities or obligations, either accrued, absolute, contingent, or otherwise, or have any knowledge of any potential liabilities or obligations, other than those (a) disclosed in the Alpine Securities Reports, (b) set forth in the Alpine Disclosure Letter or (c) incurred in the ordinary course of business consistent with past operations (and not relating to the borrowing of money) since March 31, 2000.

2.7      INFORMATION SUPPLIED.

         None of the information supplied or to be supplied by Alpine for inclusion or incorporation by reference in the management information circular or the Form F-4 or Form S-3, if either is filed, will, at the time the management information circular is mailed to the shareholders of Alpine and at the time of the Alpine Meeting (and, if filed, at the time the Form F-4 or Form S-3 is declared effective), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The management information circular will comply as to form in all material respects with the provisions of the ABCA and applicable Canadian securities laws and the rules and regulations of the Commissions and the TSE.

2.8      NO DEFAULTS.

         Neither Alpine nor any Alpine Subsidiary is, or has received notice that it would be with the passage of time, in default or violation of any term, condition or provision of (a) its charter or organizational documents or bylaws (or comparable documents); (b) any judgment, decree or order applicable to it; or (c) any loan or credit agreement, note, bond, mortgage, indenture, material contract, agreement, lease, license or other instrument to which Alpine or any Alpine Subsidiary is now a party or by which it or any of its properties or assets may be bound, except in the case of item (c) for defaults and violations which, individually or in the aggregate, would not have a Material Adverse Effect on Alpine.

2.9      LITIGATION; INVESTIGATIONS.

         There is no claim, action, suit or proceeding pending or, to the knowledge of Alpine, threatened, which would, if adversely determined, individually or in the aggregate, have a Material Adverse Effect on Alpine or upon any Alpine Subsidiary or upon any employee benefit plan of

Alpine or on any fiduciary of any such plan, nor is there any judgment, writ, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Alpine or any of the Alpine Subsidiaries having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect or could affect the consummation of the transactions contemplated hereby. There is no investigation, subpoena or investigative request or demand pending or, to the knowledge of Alpine, threatened, against Alpine or any of the Alpine Subsidiaries before or by any Governmental Entity.

2.10     ABSENCE OF CERTAIN CHANGES AND EVENTS.

         Other than as a result of the transactions contemplated by this Agreement, since December 31, 1999, Alpine and the Alpine Subsidiaries have conducted their businesses only in the ordinary and usual course in accordance with past practice, and without limiting such representation, there has not been

         (a) Financial Change. Any material adverse change in the financial condition, operations, assets, liabilities, business or prospects of Alpine or any Alpine Subsidiary or in any method of accounting therefor;

         (b) Property Damage. Any material damage, destruction, or loss to the business or properties of Alpine or any Alpine Subsidiary (whether or not covered by insurance);

         (c) Dividends or Redemptions. Any declaration, setting aside, or payment of any dividend or other distribution in respect of the capital stock of Alpine or of any Alpine Subsidiary, except in favor of Alpine only in the case of such by any Alpine Subsidiary, or any direct or indirect redemption, purchase or any other acquisition by Alpine or any Alpine Subsidiary of any such stock;

         (d) Capitalization Change. Any change in the capital stock or in the number of shares or classes of Alpine's or any Alpine Subsidiary's authorized or outstanding capital stock as described in Section 2.4 (other than as a result of exercises of currently outstanding Alpine Options or the conversion of the Alpine Convertible Debt);

         (e) Labor Matters. Any labor dispute or charge of unfair labor practice (other than routine individual grievances) involving Alpine or any Alpine Subsidiary, any activity or proceeding by a labor union or representative thereof to organize any employees of Alpine or any Alpine Subsidiary or, to the knowledge of Alpine, any campaign being conducted to solicit authorization from employees to be represented by such labor union;

         (f) Compensation Matters. Any change in the compensation of, or any compensation plan relating to, any officer, director or key employee of Alpine or any Alpine Subsidiary or the establishment of any new form of compensation or a new compensation plan relating to any such person;

         (g) Other Contracts. Any entry by Alpine or any Alpine Subsidiary into any contract, commitment or transaction not in the ordinary course of business; or

         (h) Other Material Changes. Any other event or condition known to Alpine pertaining to and adversely affecting the operations, assets, business or prospects of Alpine or any Alpine Subsidiary (other than events or conditions which are of a general or industry-wide nature and of general public knowledge) which would constitute a Material Adverse Effect on Alpine.

2.11     ADDITIONAL ALPINE INFORMATION.

         The Alpine Disclosure Letter contains true, complete and correct lists of the following items with respect to Alpine and the Alpine Subsidiaries, and Alpine agrees that upon the request of Weatherford, it will furnish to Weatherford true, complete and correct copies of any documents referred to in such lists:

         (a) Real Estate. All real property and structures thereon owned, leased or subject to a contract of purchase and sale, or lease commitment, with a description of the nature and amount of any Encumbrance thereon and all related lease documentation in the case of any leased property;

         (b) Material Contracts. All contracts which involve, or may involve, aggregate payments by any party thereto of $150,000 or more, which are to be, or may be, performed in whole or in part after the Effective Time, or involving any amount, which have a term of more than one year after the Effective Time;

         (c) Employee Compensation Plans. All bonus, incentive compensation, deferred compensation, profit-sharing, retirement, pension, welfare, group insurance, death benefit, or other fringe benefit plans, arrangements or trust agreements together with the most recent reports with respect to such plans, arrangements, or trust agreements filed with any Governmental Entity and all tax determination letters that have been received with respect to such plans;

         (d) Employee Agreements. Any collective bargaining agreements with any labor union or other representative of employees, including amendments and supplements, and all employment, consulting and severance agreements with any person and all officer, director or employee indemnification agreements;

         (e) Patents. All patents, trademarks, copyrights and other material intellectual property rights owned, licensed or used;

         (f) Trade Names. All trade names and fictitious names used or held, whether and where such names are registered and where used;

         (g) Promissory Notes. All long-term and short-term promissory notes, installment contracts, loan agreements, credit agreements and indentures, and any other agreements relating thereto or with respect to collateral securing the same;

         (h) Guaranties. All indebtedness, liabilities and commitments of others and as to which it is a guarantor, endorser, co-maker, surety, or accommodation maker, or is contingently liable therefor (excluding liabilities as an endorser of cheques and the like in the ordinary course of business) and all letters of credit, whether stand-by or documentary, issued by any third party;

         (i) Permits. Material permits, licenses, variances, exemptions, orders, franchises and approvals in respect of their businesses; and

         (j) Entity Agreements. Partnership agreements, limited liability company documents, joint venture agreements or other business entity agreements to which Alpine or any Alpine Subsidiary is a party;

         (k) Non-compete. Any non-compete agreements or other agreement restricting any business that may be conducted of any nature whatsoever; and

         (l) Other Contracts. Any other material contracts or agreements entered into outside the ordinary course of business.

2.12     CERTAIN AGREEMENTS.

         Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) result in any payment (including without limitation, severance, unemployment compensation, parachute payment, bonus or otherwise) becoming due to any director, officer, employee, consultant or independent contractor of Alpine or any Alpine Subsidiary under any Alpine Plan (as hereinafter defined) or otherwise, (b) materially increase any benefits otherwise payable to any such person under any Alpine Plan or otherwise or (c) result in the acceleration of the time of payment or vesting of any such benefits.

2.13     EMPLOYEE BENEFIT PLANS.

         Except for health insurance, vacation, severance and similar plans which are set forth in the Alpine Disclosure Letter ("Alpine Plans") and as to which all documentation relating thereto has been furnished to Weatherford, there are no employee benefits plans covering active, former or retired employees of Alpine and the Alpine Subsidiaries. Each Alpine Plan has been maintained and administered in compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations. No Alpine Plan is subject to the requirements of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and no Alpine Plan is intended to be qualified under Section 401 (a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of Alpine, threatened against, or with respect to, any of the Alpine Plans or the assets thereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not require Alpine or any Alpine Subsidiary to make a larger contribution to, or pay greater benefits under, any Alpine Plan than it otherwise would or create or give rise to any additional vested rights or service credits under any Alpine Plan or cause Alpine or any Alpine Subsidiary to make accelerated payments. Termination of employment of any employee of Alpine or any Alpine Subsidiary immediately after consummation of the transactions contemplated by this Agreement will not result in payments under any Alpine Plan. Each of the Alpine Plans may be unilaterally amended or terminated in its entirety without liability except as to benefits accrued thereunder prior to such amendment or termination. None of the employees of Alpine or any Alpine Subsidiary are subject to union or collective bargaining agreements. None of Alpine or any Alpine Subsidiary has agreed or is obligated to provide retiree medical coverage. To the knowledge of Alpine, none of Alpine or any of the Alpine Subsidiaries, any officer or director of Alpine or any of the Alpine Subsidiaries or any of the Alpine Plans, or any trusts created thereunder, or any trustee or administrator thereof, has engaged in any prohibited transaction or act or any other breach of fiduciary or other responsibility that could subject Alpine or any Alpine Subsidiary, or Services or Weatherford or WCL as a successor to the business of Alpine, to any tax or penalty or to any liability under any applicable law or regulation.

2.14     INTELLECTUAL PROPERTY.

         Each of Alpine or the Alpine Subsidiaries owns or possesses licenses to use all patents, patent applications, trademarks and service marks (including registrations and applications therefor), trade names, copyrights and written know-how, trade secrets and all other similar proprietary data and the goodwill associated therewith (collectively, the "Alpine Intellectual Property") that are either material to the business of Alpine or any Alpine Subsidiary or that are necessary for the manufacture, use, license or sale of any services or products manufactured, used, licensed or sold by Alpine or the Alpine Subsidiaries, including all such intellectual property listed in the Alpine Disclosure Letter. The Alpine Intellectual Property is owned or licensed by Alpine or the Alpine Subsidiaries free and clear of any Encumbrance other than such Encumbrances as are listed in the Alpine Disclosure Letter. Except as otherwise indicated in such letter or in the ordinary course of business, neither Alpine nor the Alpine Subsidiaries has granted to any other person any license to use any Alpine Intellectual Property. Neither Alpine nor the Alpine Subsidiaries has received any notice of infringement or misappropriation, or conflict with, the intellectual property rights of others in connection with the use by Alpine or the Alpine Subsidiaries of the Alpine Intellectual Property.

2.15     TITLE TO PROPERTIES.

         Except for goods and other property sold, used or otherwise disposed of in the ordinary course of business for fair value, Alpine has good and indefeasible title to all its properties, interests in properties and assets, real and personal, reflected in its December 31, 1999 and March 31, 2000 financial statements previously furnished to Weatherford, free and clear of any Encumbrance, except (a) Encumbrances reflected in the balance sheet of Alpine dated December 31, 1999, (b) liens for current taxes not yet due and payable, and (c) such imperfections of title, easements and Encumbrances, if any, as are not substantial in character, amount, or extent and do not and will not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby, or otherwise materially impair business operations. All leases pursuant to which Alpine or any Alpine Subsidiary leases (whether as lessee or lessor) any real or personal property are in good standing, valid, and effective; and there is not, under any such leases, any existing or prospective default or event of default or event which with notice or lapse of time, or both, would constitute a default by Alpine or any Alpine Subsidiary and in respect to which Alpine or a Alpine Subsidiary has not taken adequate steps to prevent a default from occurring. The buildings and premises of Alpine and the Alpine Subsidiaries that are necessary for the operation of its business are in good operating condition and repair, subject only to ordinary wear and tear. All major items of operating equipment of Alpine and the Alpine Subsidiaries necessary for the operation of their businesses are in good operating condition and in a state of reasonable maintenance and repair, ordinary wear and tear excepted, and are free from any known defects except as may be repaired by routine maintenance and such minor defects as do not substantially interfere with the continued use thereof in the conduct of normal operations.

2.16     ENVIRONMENTAL MATTERS.

         (a) Environmental Conditions. There are no environmental conditions or circumstances, such as the presence or release of any hazardous substance, on any property presently or previously owned or leased by Alpine or the Alpine Subsidiaries that could result in a Material Adverse Effect on Alpine;

         (b) Permits, etc. Alpine and the Alpine Subsidiaries have in full force and effect all material environmental permits, licenses, approvals and other authorizations required to conduct their operations and are operating in material compliance thereunder;

         (c) Compliance. Alpine's and the Alpine Subsidiaries' operations and use of their assets do not violate any applicable United States or Canadian or other federal, provincial, state or local law, statute, ordinance, rule, regulation, order or notice requirement pertaining to (a) the condition or protection of air, groundwater, surface water, soil, or other environmental media, (c) the environment, including natural resources or any activity which affects the environment, or (d) the regulation of any pollutants, contaminants, waste, substances (whether or not hazardous or toxic), including, without limitation, the U.S. Comprehensive Environmental Response Compensation and Liability Act (42 U. S.C. Section 9601 et seq.), the U.S. Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the U.S. Resource Conservation and Recovery Act (42 U.S.C. Section 1609 et seq.) the U.S. Clean Water Act (33 U.S.C. 1251 et seq.), the U.S. Clean Air Act (42 U.S.C. Section 7401 et seq.), the U.S. Toxic Substances Control Act (17 U. S.C. Section 2601 et seq.), the U.S. Safe Drinking Water Act (42 U. S.C. Section 201 and Section 300f et seq.), the U.S. Rivers and Harbors Act (33 U.S.C. Section 401 et seq.), the U.S. Oil Pollution Act (33 U. S.C. Section 2701 et seq.) and analogous, Canadian, foreign, provincial, state and local provisions, as any of the foregoing may have been amended or supplemented from time to time (collectively the "Applicable Environmental Laws"), except for violations which, either singly or in the aggregate, would not result in a Material Adverse Effect on Alpine;

         (d) Past Compliance. None of the operations or assets of Alpine or the Alpine Subsidiaries has ever been conducted or used by Alpine or the Alpine Subsidiaries in such a manner as to constitute a violation of any of the Applicable Environmental Laws, except for violations which, either singly or in the aggregate, would not result in a Material Adverse Effect on Alpine;

         (e) Environmental Claims. No notice has been served on Alpine or any Alpine Subsidiaries from any entity, Governmental Entity or individual regarding any existing, pending or threatened investigation or inquiry related to alleged violations under any Applicable Environmental Laws, or regarding any claims for remedial obligations or contribution under any Applicable Environmental Laws, other than any of the foregoing which, either singly or in the aggregate, would not result in a Material Adverse Effect on Alpine; and

         (f) Renewals. Alpine does not know of any reason why it or Weatherford or Services or WCL would not be able to renew any of the permits, licenses, or other authorizations required pursuant to any Applicable Environmental Laws to operate and use any of Alpine's or the Alpine Subsidiaries' assets for their current purposes and uses.

2.17     COMPLIANCE WITH OTHER LAWS.

         Neither Alpine nor any Alpine Subsidiary is in violation of or in default with respect to, or in alleged violation of or alleged default with respect to, any applicable law or any applicable rule, regulation, or any writ or decree of any court or any Governmental Entity, or delinquent with respect to any report required to be filed with any Governmental Entity, except for violations which, either singly or in the aggregate, do not and are not expected to result in a Material Adverse Effect on Alpine.

2.18     TAXES.

         Except with respect to failures which, in the aggregate, would not result in a Material Adverse Effect on Alpine: (a) proper, complete and accurate federal, provincial, state, local and foreign returns of income (including net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits), capital, withholding, environmental, commodity, ad valorem, value added, sales, use, license, goods and services, franchise, gross revenue or gross receipt, gains, turnover, transfer, excise, payroll, unemployment, disability, social security (or similar), property, occupation, employment, stamp, customs duties, workers' compensation, unemployment insurance or compensation, premium, windfall profits taxes, alternative or add-on minimum taxes, fees, imposts, assessments or charges of any kind whatsoever, together with any interest and any penalties or additional amounts imposed by any taxing authority (the "Tax" or "Taxes"), and any and all other tax returns, declarations, reports, information returns, statements and estimates have been filed with appropriate Governmental Entities, domestic and foreign, by Alpine and each of the Alpine Subsidiaries, as applicable, for each period for which any returns, declarations, reports, information returns, statements or estimates were due (taking into account any extensions of time to file before the date hereof); (b) all Taxes shown by such returns, declarations, reports, information returns, or statements to be payable and any other Taxes due and payable have been paid other than those being contested in good faith by Alpine or an Alpine Subsidiary and indicated in the Alpine Disclosure Letter; and (c) the tax provision reflected in Alpine's financial statements as of December 31, 1999, and March 31, 2000 is adequate, in accordance with Canadian or United States (as the case may be) generally accepted accounting principles, to cover liabilities of Alpine and the Alpine Subsidiaries for all unpaid Taxes applicable to Alpine and the Alpine Subsidiaries or their assets or businesses. Other than as reflected in Alpine's financial statements, Alpine and the Alpine Subsidiaries have not received any written notice of reassessment or any other notification of imposition of Taxes from any Governmental Entity and no material Tax liability has been assessed, proposed to be assessed, incurred or accrued, and no deficiencies or adjustments in respect of Taxes payable by Alpine or the Alpine Subsidiaries have been claimed, proposed, assessed, or, to the best of Alpine's knowledge, threatened. There is no material difference between the amounts of the book basis and the tax basis of any assets or liabilities of Alpine and the Alpine Subsidiaries that is not reflected in an appropriate accrual of deferred tax asset or liability on the books of Alpine and the Alpine Subsidiaries. The Alpine Disclosure Letter accurately sets forth the last year for which Alpine's and the Alpine Subsidiaries' federal, provincial, state and foreign income tax returns, respectively, have been assessed, reassessed or audited and any years which are the subject of a pending audit by any Governmental Entity. No waiver of any statute of limitations executed by Alpine or an Alpine Subsidiary with respect to any Tax is in effect for any period. There are no Tax liens on any assets of Alpine or the Alpine Subsidiaries except for Taxes not yet currently due and those which could not reasonably be expected to result in a Material Adverse Effect on Alpine. Alpine and the Alpine Subsidiaries withheld all Taxes required to be withheld in the course of their businesses, in respect of wages, salaries and other payments to all employees, officers and directors, and in respect of payments to any person who is not a resident of the country of the payor and timely paid all such amounts withheld to the proper taxing authority, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect on Alpine. Alpine is not a "specified financial institution" as defined in the ITA. Neither Alpine nor any Alpine Subsidiary is or was, at any time during its taxable year that ends on the Effective Date or the preceding taxable year, a controlled foreign corporation, a passive foreign investment company or a foreign personal holding company, for purposes of United States Treasury Regulations section 1.338-2T(e)(4).

2.19     VOTE REQUIRED.

         Except as may be provided in the Interim Order, at the Alpine Meeting at which a quorum is present, the affirmative vote of the holders of two-thirds of the Alpine Common Shares present is required to approve this Agreement, the Arrangement and the consummation of the transactions contemplated hereby.

2.20     BROKERS AND FINDERS.

         Neither Alpine nor any of the Alpine Subsidiaries nor any of their respective directors, officers or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or similar payments in connection with the transactions contemplated by this Agreement.

2.21     DISCLOSURE.

         No representation or warranty made by Alpine in this Agreement, nor any document, written information, statement, disclosure letter, financial statement, certificate or Exhibit prepared and furnished or to be prepared and furnished by Alpine or its representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contained any untrue statement of a material fact when made, or omitted to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished. Alpine has made full disclosure to Weatherford and Services and WCL of all material facts relating to its business, affairs, properties and prospects so as to enable Weatherford and Services and WCL, in reliance on such disclosure, to proceed with the transactions contemplated hereby.

2.22     FAIRNESS OPINION.

         Alpine's board of directors has received an opinion from Goeppel McDermid, a copy of which will promptly be provided to Weatherford, that the Exchange Ratio is fair to Alpine's shareholders from a financial point of view.

2.23     RESTRICTIONS ON BUSINESS ACTIVITIES.

         There is no agreement, judgment, injunction, order or decree binding upon Alpine or any Alpine Subsidiary that has or could reasonably be expected to have the effect of prohibiting or impairing any business practice of Alpine or any Alpine Subsidiary, any acquisition of property by Alpine or any Alpine Subsidiary or the conduct of business by Alpine or any Alpine Subsidiary as currently conducted.

2.24      BOOKS AND RECORDS.

         The books, records and accounts of Alpine and the Alpine Subsidiaries
(a) have been maintained in accordance with good business practices on a basis consistent with prior years, (b) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of Alpine and the Alpine Subsidiaries and (c) accurately and fairly reflect the basis for the Alpine financial statements. Alpine has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(a) transactions are executed in accordance with management's general or specific authorization; and (b) transactions are recorded as necessary

(i) to permit preparation of financial statements in conformity with Canadian generally accepted accounting principles or any other criteria applicable to such statements and (ii) to maintain accountability for assets.

2.25     INSURANCE.

         The Alpine Disclosure Letter contains a correct and complete description of all insurance policies held by Alpine and each Alpine Subsidiary, covering Alpine, any Alpine Subsidiary, any employee or other agent of Alpine or of any Alpine Subsidiary or any assets of Alpine or any Alpine Subsidiary, together with an itemization of all premiums paid or payable on such policies. Each such policy is in full force and effect, is with responsible insurance carriers and is substantially equivalent in coverage and amount to policies covering companies of the size of Alpine and in the business in which Alpine and the Alpine Subsidiaries are engaged, in light of the risk to which Alpine and the Alpine Subsidiaries and their employees, businesses, properties and other assets may be exposed. All retroactive premium or audit adjustments under any worker's compensation insurance policies (or any other insurance policies, if applicable) of Alpine or any Alpine Subsidiary have been recorded in Alpine's financial statements in accordance with Canadian generally accepted accounting principles and are reflected in the financial statements referred to in Section
2.5 above.

2.26     INVENTORY

         All inventory of Alpine, whether or not reflected in the latest balance sheet of Alpine contained in an Alpine Securities Report referred to in Section 2.5, consists of a quality and quantity usable and salable in the ordinary course of business, except for obsolete items and items of below-standard quality, all of which have been written off or written down to net realizable value in the latest balance sheet of Alpine contained in an Alpine Securities Report referred to in Section 2.5. Inventories now on hand that were purchased subsequent to the date of such latest balance sheet were purchased in the ordinary course of business at a cost not exceeding market prices prevailing at the time of purchase. All inventories not written off have been priced at the lower of cost or net realizable value. The quantities of each item of inventory (whether raw materials, work-in-process or finished goods) are not excessive, but are reasonable in the present circumstances of Alpine.


                                   ARTICLE III
           REPRESENTATIONS AND WARRANTIES OF WEATHERFORD, SERVICES AND
                                       WCL

         Weatherford as to itself and the Weatherford Subsidiaries and each of Services and WCL as to itself hereby represent and warrant to Alpine that:

3.1      ORGANIZATION AND STANDING.

         Each of Weatherford, Services and WCL is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has full requisite power and authority to carry on its business as it is currently conducted, and to own, lease and operate the properties currently owned, leased and operated by it. Each of Services and WCL is a taxable Canadian corporation (within the meaning of the ITA).

3.2      AGREEMENT AUTHORIZED AND ITS EFFECT ON OTHER OBLIGATIONS.

         (a) Each of Weatherford, Services and WCL have all requisite corporate power and authority to enter into this Agreement and to perform their respective obligations hereunder and to consummate the Arrangement and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by each of Weatherford, Services and WCL and the consummation by Weatherford, Services and WCL of the Arrangement and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the parts of Weatherford, Services and WCL. This Agreement has been duly executed and delivered by each of Weatherford, Services and WCL and is the valid and binding obligation of each of Weatherford, Services and WCL, enforceable in accordance with its terms, except that such enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

         (b) Neither the execution, delivery and performance of this Agreement or the Arrangement by Weatherford, Services and WCL, nor the consummation of the transactions contemplated hereby or thereby by Weatherford, Services and WCL nor compliance with the provisions hereof or thereof by Weatherford, Services and WCL will (i) conflict with, or result in any violations of, the certificate of incorporation (or comparable document) or bylaws of Weatherford, Services or WCL, or (ii) result in any breach of or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any Encumbrance upon any of the material properties or assets of Weatherford, Services or WCL under any term, condition or provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Weatherford, Services or WCL or their respective properties or assets, other than any such breaches, defaults, losses, or Encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect on Weatherford.

3.3      GOVERNMENTAL CONSENTS.

         No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required to be obtained by Weatherford, Services or WCL in connection with the execution and delivery of this Agreement or the Plan of Arrangement or the consummation of the transactions contemplated hereby or thereby, except for (a) the furnishing to the SEC of Form

F-4 or Form S-3 filings, if required; (b) approval by the Court of the Arrangement and the filings of the articles of arrangement and other required arrangement or other documents as required by the ABCA; (c) such filings, authorizations, orders and approvals as may be required under applicable federal, provincial or state securities laws and the rules of the NYSE or the TSE; (d) such filings and notifications as may be necessary under the HSR Act;
(e) such notices and filings as may be necessary under the Investment Canada Act (Canada) and under the Competition Act (Canada); and (f) where the failure to obtain such consents, approvals, etc., would not prevent or delay the consummation of the Arrangement or otherwise prevent Weatherford, Services or WCL from performing its obligations under this Agreement and would not reasonably be expected to have a Material Adverse Effect on Weatherford.

3.4      CAPITALIZATION.

         The authorized capital stock of Services consists of an unlimited number of common shares and an unlimited number of exchangeable shares issuable in series. One thousand Services common shares have been issued and are held (as registered and beneficial owner) by Weatherford/Lamb, Inc. (an indirect wholly owned subsidiary of Weatherford) and/or another Weatherford subsidiary.

3.5      SECURITIES REPORTS AND FINANCIAL STATEMENTS.

         Except as would not have a Material Adverse Effect on Weatherford, each of Weatherford, Services and WCL has filed all forms, reports and documents required to be filed by it by the SEC, the Commissions, the TSE, the NYSE, or pursuant to relevant United States and Canadian securities statutes, regulations, policies and rules (collectively, the "Weatherford Securities Reports"), all of which have complied at their respective dates of filing in all material respects with all applicable requirements of such statutes, regulations, policies and rules. None of the Weatherford Securities Reports, at the time filed or as subsequently amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of Weatherford contained in the Weatherford Securities Reports complied in all material respects with the then applicable accounting requirements and the published rules and regulations of the relevant United States and Canadian securities statutes with respect thereto, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may have been indicated in the notes thereto or, in the case of unaudited statements, as permitted by applicable laws, rules or regulations) and fairly present (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the consolidated financial position of Weatherford and its consolidated Weatherford Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended. There has been no change in Weatherford's accounting policies or the methods of making accounting estimates or changes in estimates that are material to such financial statements, except as described in the notes thereto.

3.6      INFORMATION SUPPLIED.

         None of the information supplied or to be supplied by Weatherford, Services or WCL for inclusion or incorporation by reference in the Alpine management information circular (and, if filed, the Form F-4 and Form S-3) will, at the time the Alpine management information circular is mailed to the shareholders of Alpine and at the time of the Alpine Meeting (and, if filed, at the time the Form F-4 and Form S-3 are declared effective), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                                   ARTICLE IV
                       OBLIGATIONS PENDING EFFECTIVE DATE

4.1      AGREEMENTS OF WEATHERFORD, SERVICES, WCL AND ALPINE.

         Weatherford, Services, WCL and Alpine agree to take the following actions after the date hereof:

         (a) Regulatory Approvals. Each party will promptly execute and file or join in the execution and filing of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any Governmental Entity which may be reasonably required, or which the other party may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. Each party will use its commercially reasonable efforts to promptly obtain such authorizations, approvals and consents. Without limiting the generality of the foregoing, as promptly as practicable after the execution of this Agreement, each party shall make all required filings with the Court, the Commissions and the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice (a pre-merger notification report under the HSR Act) and shall make such filings as are necessary under the Investment Canada Act (Canada) and the Competition Act (Canada);

         (b) Access to Information. Each party will allow the other and its agents reasonable access to the files, books, records and offices of the other and the other's subsidiaries, including, without limitation, any and all information relating to such party's tax matters, contracts, leases, licenses and real, personal and intangible property and financial condition. Each party will cause its accountants to cooperate with the other in making available to the other party all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to tax matters and financial statements prepared or audited by such accountants;

         (c) Disclosure Documents. Weatherford, Services, WCL and Alpine shall cooperate in the preparation and prompt filing of the Alpine management information circular (and, if required, any Form F-4 or Form S-3) with the SEC, the Commissions, the TSE and the NYSE;

         (d) Notice of Material Developments. Each of Weatherford, Services, WCL and Alpine will promptly notify the other in writing (i) of any event occurring subsequent to the date of this Agreement which would render any representation and warranty of such party contained in this Agreement untrue or inaccurate in any material respect, (ii) of any Material Adverse Effect on such party and
(iii) of any breach by such party of any covenant or agreement contained in this Agreement; and

         (e) Satisfaction of Conditions Precedent. During the term of this Agreement, each of Weatherford, Services, WCL and Alpine will use its commercially reasonable efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Article V hereof, including without limitation but in particular, the conditions to Weatherford's obligations contemplated by Section 5.2(i), and each of Weatherford, Services, WCL and Alpine will use its commercially reasonable efforts to cause the Arrangement and the other transactions contemplated by this Agreement to be consummated.

4.2      ADDITIONAL AGREEMENTS OF ALPINE.

         Except as to any of the following matters described with specificity in the Alpine Disclosure Letter and specifically identified as exceptions to the following agreements of this Section 4.2 by reference to a particular paragraph thereof, Alpine agrees that from the date hereof to the Effective Time, it will, and will cause each of the Alpine Subsidiaries to

         (a) Operate in Ordinary Course. Other than as contemplated by this Agreement, operate its business only in the usual, regular, and ordinary manner so as to maintain the goodwill it now enjoys and, to the extent consistent with such operation, use all commercially reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and employees, and preserve its relationships with customers, suppliers, distributors, and others having business dealings with it;

         (b) Maintenance of Properties and Permits. Maintain all of its property and assets in customary repair, order, and condition, reasonable wear and use and damage by fire or unavoidable casualty excepted, and preserve its material licenses, authorizations, permits and the like;

         (c) Maintenance of Books and Records. Maintain its books of account and records in the usual, regular, and ordinary manner, in accordance with Canadian generally accepted accounting principles applied on a consistent basis;

         (d) Compliance with Law and Contracts. Duly comply in all material respects with all laws applicable to it and to the conduct of its business and with all material contracts to which it is a party or to which its assets are subject;

         (e) Employment Matters. Not (i) enter into any contracts of employment or consulting agreements (oral or written) which (1) cannot be terminated on notice of 14 days or less or (2) provide for any severance payments or benefits, (ii) amend any employee benefit plan or stock option plan, except as may be required for compliance with applicable law or as contemplated by this Agreement or (iii) increase the compensation of any director or officer or key employee or of any consultant;

         (f) Prohibition of Certain Loans. Not incur any borrowings except (i) the prepayment by customers of amounts due or to become due for goods sold or services rendered or to be rendered in the future, (ii) trade payables incurred in the ordinary course of business, or (iii) as is otherwise agreed to in writing by Weatherford or enter into any pledge or security agreement in respect of any borrowing;

         (g) Prohibition of Certain Commitments. Not enter into commitments of a capital expenditure nature or otherwise or incur any contingent liability which would exceed $50,000, in the aggregate, except (i) as may be necessary for the maintenance of existing facilities, machinery and equipment in good operating condition and repair in the ordinary course of business, (ii) as may be required by law or (iii) as is otherwise agreed to in writing by Weatherford;

         (h) Disposal of Assets. Not sell, dispose of, or encumber, any property or assets, except (i) in the ordinary course of business or (ii) as is otherwise agreed to in writing by Weatherford;

         (i) Maintenance of Insurance. Maintain insurance upon all its properties and with respect to the conduct of its business of such kinds and in such amounts as is customary in the type of business in which it is engaged, but not less in amount or scope than that presently carried by it;

         (j) No Amendment to Charter Documents, etc. Except as otherwise provided in this Agreement, not amend its charter documents or bylaws or other organizational documents or amalgamate, combine, merge or consolidate, or enter into any arrangement, with or into any other corporation or change in any manner the rights of its capital stock or the character of its business;

         (k) No Issuance, Sale, or Purchase of Securities. Except as otherwise provided in this Agreement, not issue or sell (except upon the exercise of Alpine Options or conversion of the Alpine Convertible Debt or on account of the 80,000 employment agreement shares), or issue options or rights to subscribe to, or enter into any contract or commitment to issue or sell, any shares of its capital stock or subdivide or in any way reclassify any shares of its capital stock, or acquire, or agree to acquire, any shares of its capital stock or any securities of any other person;

         (l) Prohibition on Dividends. Not declare or pay any dividend on shares of its capital stock or make any other distribution of assets to the holders thereof;

         (m) Prohibition on Other Contracts. Not enter into any other contracts or agreements or transactions of the kind required to be disclosed in the Alpine Disclosure Letter pursuant to Section 2.11 hereof;

         (n) Supplemental Financial Statements. Deliver to Weatherford, within 30 days after the end of each fiscal month of Alpine beginning April 30, 2000, and through the Effective Time, unaudited consolidated balance sheets and related unaudited statements of income, retained earnings and cash flows as of the end of each fiscal month of Alpine, and as of the corresponding fiscal month of the previous fiscal year. Alpine hereby represents and warrants that such unaudited consolidated financial statements shall (i) be complete in all material respects except for the omission of notes and schedules contained in audited financial statements, (ii) present fairly the financial condition of Alpine as at the dates indicated and the results of operations for the respective periods indicated, (iii) shall have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis, except as noted therein, and (iv) shall contain all adjustments which Alpine considers necessary for a fair presentation of its results for each respective fiscal period;

         (o) Tax Elections and Accounting Principles. Not make any new election as to taxes and not make any change in any accounting principle or method used by it;

         (p) Exclusivity; Acquisition Proposals. Unless and until this Agreement shall have been terminated by either party pursuant to Article VI hereof, not (and it shall use its best efforts to ensure that none of its officers, directors, employees, agents, representatives or affiliates) take or cause to take (or cause any of the Alpine Subsidiaries to take), directly or indirectly, any of the following actions with any party other than Weatherford and its designees: (i) solicit, encourage, initiate or participate in any negotiations, inquiries or discussions with respect to any offer or proposal (an "Acquisition Proposal") to acquire all or any significant part of its business, assets or capital shares whether by arrangement, amalgamation, merger, consolidation, other business combination, purchase of assets, tender or exchange offer or otherwise (each of the foregoing, an "Acquisition Transaction"), (ii) disclose any information not customarily disclosed to any person concerning its business or properties or afford to any person or entity access to its properties, books or records, except in the ordinary course of business and as required by law or pursuant to a governmental request for information, (iii) enter into or execute any agreement relating to an Acquisition Transaction or any plan of reorganization or recapitalization or (iv), make or authorize any public statement, recommendation or solicitation with respect to any Acquisition Proposal other than with respect to the Arrangement, or change the favorable recommendation (as contemplated by Section 2.2(a) hereof) as to the Arrangement, provided nothing contained in this Section 4.2(p) or any other provision of this Agreement shall prevent the board of directors of Alpine (the "Alpine Board") from considering, approving and recommending to the Alpine shareholders an unsolicited bona fide written Acquisition Proposal, for which adequate financial arrangements have been made, which the Alpine Board determines in good faith (after consultation with its financial advisors, and after receiving a written opinion of outside legal counsel to the effect that the Alpine Board is required to do so in order to discharge properly its fiduciary duties) would be likely of consummation and would, if consummated in accordance with its terms, result in a transaction financially superior to the shareholders of Alpine compared to the transaction contemplated by this Agreement (a "Superior Proposal");

         (q) U.S. Tax Elections and Certain Transfers. At the written request of Weatherford, to be delivered to Alpine at any time after the execution of this Agreement but not later than 10 days preceding the Effective Date (i), Alpine shall, and shall cause the Alpine Subsidiaries to, make and deliver to Weatherford, on a date before the Effective Date to be specified by Weatherford in its written request, one or more elections on United States Internal Revenue Service Forms 8832, properly completed and signed by the appropriate officers of Alpine and the Alpine Subsidiaries, to cause any one or all of the Alpine Subsidiaries that are "eligible entities," within the meaning of Section 301.7701-3(a) of the United States Treasury Regulations, to choose its initial classification or change its classification for United States federal income tax purposes, with such elections to be effective on the dates specified by Weatherford in its written request therefor; provided, however, that neither Alpine nor any Alpine Subsidiary shall be required to make or deliver any such election if Alpine, in consultation with Weatherford, reasonably determines that such initial classification or change in classification will generate, before the Effective Date, adverse United States federal income tax consequences for Alpine or such Alpine Subsidiary, and (ii) notwithstanding anything to the contrary contained in section 4.2(h) above, before the Effective Date Alpine shall convey, assign, transfer and deliver to Alpine Oil Services, Inc., a North Dakota corporation, in one or more transfers qualifying as nontaxable transactions for United States tax purposes and as taxable transactions for Canadian tax purposes (resulting in less than CAN$50,000 in tax liability), all assets of Alpine the sale of which would generate or could reasonably be expect to generate (A) income or loss from United States sources, or (B) income or loss that is effectively connected with a United States trade or business or attributable to a United States permanent establishment, as the case may be; .

         (r) Non-Compete Agreements. Cause Rodney Hauser and Michael Todd to enter into non-compete agreements with Weatherford, to the satisfaction of Weatherford as to both form and substance, for a term of two years covering the business that Alpine currently engages in;

         (s) Prohibition on Other Actions. Not take any action which causes any representation or warranty contained in Article II hereof to become untrue or any condition contained in Article VI to not be satisfied;

         (t) Convertible Debt to Be Converted. Cause the Alpine Convertible Debt convertible into Alpine Common Shares to be converted or, alternatively, cause the terms of the Alpine Convertible Debt to be amended, to the satisfaction of Weatherford as to both form and substance, so that (i) such Convertible Debt shall be automatically converted on February 1, 2001, into that number of Series 1 Exchangeable Shares which would have been issued at the Effective Time in respect of that number of Alpine Common Shares which would have been issued had such Convertible Debt been converted into Alpine Common Shares immediately before the Effective Time and (ii) all obligations thereunder (other than the terms of conversion thereof, as so amended, and the obligation to pay principal and interest thereon in accordance with the existing terms thereof) shall have been eliminated; and

         (u) Administration of ITA Elections. Prior to the Effective Time, establish all necessary administrative procedures, make all necessary or desirable disclosure (including full disclosure of all applicable procedures and responsibilities in the Alpine management information circular) and take all necessary actions to enable Services to comply with its obligations under section 1.1(e) without (i) any further act or involvement by Weatherford or (ii) any further significant act or involvement by Services (other than being available for signing the required election forms), all of such procedures, disclosure and actions to be acceptable to Weatherford and Services in form and substance, it being the intention of the parties hereto that Alpine and its representatives shall, to the greatest extent possible, have the burden of establishing and carrying out such procedures, disclosure and actions.

4.3      ADDITIONAL AGREEMENTS OF WEATHERFORD.

         Weatherford agrees that from the date hereof to the Effective Time, it will, and will cause each of the Weatherford Subsidiaries to

         (a) Supplemental Financial Statements. Deliver to Alpine, within 45 days after the end of each fiscal quarter of Weatherford beginning June 30, 2000, and through the Effective Time, copies of Weatherford's quarterly reports filed with the SEC under the Securities Exchange Act of 1934, which reports will have complied in all material respects with applicable requirements of, or under, such Act.

         (b) Listings. Use its commercially reasonable efforts to cause (i) the Weatherford Common Stock to remain listed on the NYSE; (ii) with the cooperation and assistance of Alpine, the Series 1 Exchangeable Shares to be listed on the TSE, if possible, or, failing which, on a mutually acceptable Canadian stock exchange; and (iii) the Weatherford Common Stock to be issued pursuant to the terms of the Series 1 Exchangeable Shares to be listed on the NYSE

                                    ARTICLE V
                       CONDITIONS PRECEDENT TO OBLIGATIONS

5.1      CONDITIONS PRECEDENT TO OBLIGATIONS OF ALPINE.

         The obligations of Alpine to consummate and effect the transactions contemplated hereunder shall be subject to the satisfaction of the following conditions, or to the waiver thereof by Alpine in the manner contemplated by this Agreement before the Effective Time:

         (a) Representations and Warranties of Weatherford, Services and WCL True at Effective Time. (i) The representations and warranties of Weatherford and Services herein contained to the extent qualified as to materiality shall be accurate in all respects, and to the extent not so qualified shall be accurate in all material respects, at the Effective Time, with the same effect as though made at such time, except as affected by transactions permitted or contemplated by this Agreement; (ii) Weatherford, Services and WCL shall have performed and complied with all covenants required by this Agreement to be performed or complied with, in all material respects, by Weatherford, Services and WCL before the Effective Time; and (iii) each of Weatherford, Services and WCL shall have delivered to Alpine a certificate, dated the Effective Time and signed by its chief financial officer to both such effects;

         (b) Opinion of Weatherford Counsel. Alpine shall have received opinions, dated as of the Effective Time, from Fulbright & Jaworski L.L.P., United States counsel for Weatherford, and from Fraser Milner Casgrain, Canadian counsel for Weatherford, in form and substance reasonably satisfactory to Alpine;

         (c) Shareholder Approval. This Agreement, the Arrangement and the other transactions contemplated hereby shall have been approved and adopted by the Alpine shareholders in accordance with applicable law and Alpine's articles and bylaws;

         (d) No Legal Action. (i) No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Arrangement shall have been issued by any Canadian or United States federal, provincial or state court and remain in effect; and (ii) there shall be no order, decree or ruling by any Governmental Entity or threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Arrangement, which would prohibit or render illegal the transactions contemplated by this Agreement;

         (e) Tax Opinion. Alpine shall have received an opinion, in form and substance satisfactory to Alpine, of Macleod Dixon, Canadian tax counsel for Alpine, to the effect that the Arrangement will generally qualify as a tax deferred exchange to an Alpine shareholder for Canadian federal income tax purposes, provided that such shareholder files an election to achieve a tax deferred exchange under Section 85 of the ITA.

         (f) Court Approval. The Court shall have issued its Final Order approving the Arrangement in form and substance satisfactory to Weatherford and Alpine (such approvals not to be unreasonably withheld or delayed by Weatherford or Alpine) and reflecting the terms hereof, and the Registrar of Corporations under the ABCA shall have accepted the articles of arrangement for filing;

         (g) Commissions, etc. (i) All necessary orders shall have been obtained from the Commissions and other relevant United States and Canadian securities regulatory authorities in connection with the Arrangement; (ii) all waiting periods required by HSR shall have expired with respect to the transactions contemplated by this Agreement, or early termination with respect thereto shall have been obtained without the imposition of any governmental request or order requiring the sale or disposition or holding separate (through a trust or otherwise) of particular assets or businesses of Alpine, Weatherford, Services or WCL; (iii) Weatherford, Services, WCL and Alpine shall each have filed all notices and information (if any) required under Part IX of the Competition Act (Canada) and the applicable waiting periods and any extensions thereof shall have expired or the parties shall have received an Advance Ruling Certificate pursuant to Section 102 of the Competition

Act (Canada) setting out that the Director under such Act is satisfied he would not have sufficient grounds on which to apply for an order in respect of the Arrangement; and (iv) the Arrangement shall have received the allowance or approval or deemed allowance or approval by the responsible Minister under the Investment Canada Act (Canada) in respect of the Arrangement, to the extent such allowance or approval is required, on terms and conditions satisfactory to the parties;

         (h) SEC Filings. Each of any Form F-4 or Form S-3, if required to be filed, shall have been declared effective under the Securities Act and shall not be the subject of any stop-order or proceedings seeking a stop-order, and the Alpine management information circular shall at the Effective Time not be subject to any similar proceedings commenced or threatened by any Governmental Entity having authority thereon;

         (i) Listings. The Series 1 Exchangeable Shares shall be listed on the TSE, if possible or, failing which, a reasonably acceptable Canadian stock exchange, subject to notice of issuance and to the filing of required documents which cannot be filed before the Effective Time.

5.2      CONDITIONS PRECEDENT TO OBLIGATIONS OF WEATHERFORD.

         The obligations of Weatherford, Services and WCL to consummate and effect the transactions contemplated hereunder shall be subject to the satisfaction of the following conditions, or to the waiver thereof by Weatherford, Services and WCL in the manner contemplated by this Agreement before the Effective Time:

         (a) Representations and Warranties of Alpine True at Effective Time.
(i) The representations and warranties of Alpine herein contained to the extent qualified as to materiality shall be accurate in all respects, and to the extent not so qualified shall be accurate in all material respects at the Effective Time, with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; (ii) Alpine shall have performed and complied with all covenants required by this Agreement to be performed or complied with in all material respects, by Alpine before the Effective Time; and (iii) Alpine shall have delivered to Weatherford, Services and WCL a certificate, dated the Effective Time and signed by its president and by its chief financial officer to both such effects;

         (b) Opinion of Alpine Counsel. Weatherford shall have received opinions, dated as of the Effective Time, from Macleod Dixon, Canadian counsel to Alpine, in form and substance reasonably satisfactory to Weatherford, and from Macleod Dixon or other counsel to Alpine reasonably satisfactory to Weatherford, and in form and substance reasonably satisfactory to Weatherford, to the effect that the transfers, if any, required under paragraph 4.2(q)(ii) of this Agreement have been completed no later than the day preceding the Effective Date.

         (c) Consents of Certain Parties in Privity with Alpine. Weatherford shall have received all written consents, assignments, waivers, authorizations or other certificates necessary to provide for the continuation in full force and effect of all material contracts and leases of Alpine and for

Alpine to consummate the transactions contemplated hereby, except when the failure to receive such consents or other certificates would not have a Material Adverse Effect on Alpine;

         (d) Alpine Shareholder Approvals. (i) This Agreement and the Arrangement and the other transactions contemplated hereby shall have been approved and adopted by the Alpine shareholders in accordance with applicable law and Alpine's articles and bylaws; and (ii) Alpine shall not have received on or prior to the Effective Time notice from the holders of more than 5% of the Alpine Common Shares of their intention to exercise their rights of dissent under Section 184 of the ABCA as to this Agreement and the Arrangement;

         (e) No Legal Action. (i) No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Arrangement shall have been issued by any Canadian or U.S. federal, provincial or state court and remain in effect, nor shall any proceeding seeking any of the foregoing be pending; and (ii) there shall be no order, decree or ruling by any Governmental Entity or threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Arrangement, which would prohibit or render illegal the transactions contemplated by this Agreement;

         (f) Court Approval. The Court shall have issued its Final Order approving the Arrangement in form and substance satisfactory to Alpine and Weatherford (such approvals not to be unreasonably withheld or delayed by Alpine or Weatherford) and reflecting the terms hereof;

         (g) Commissions, etc. (i) All necessary orders shall have been obtained from the Commissions and other relevant United States and Canadian securities regulatory authorities in connection with the Arrangement; (ii) all waiting periods required by the HSR Act shall have expired with respect to the transactions contemplated by this Agreement, or early termination with respect thereto shall have been obtained without the imposition of any governmental request or order requiring the sale or disposition or holding separate (through a trust or otherwise) of particular assets or businesses of Weatherford, Services, WCL or Alpine; (iii) Alpine, Weatherford, WCL and Services shall each have filed all notices and information (if any) required under Part IX of the Competition Act (Canada) and the applicable waiting periods and any extensions thereof shall have expired or the parties shall have received an Advance Ruling Certificate pursuant to Section 102 of the Competition Act (Canada) setting out that the Director under such Act is satisfied he would not have sufficient grounds on which to apply for an order in respect of the Arrangement; and (iv) the Arrangement shall have received the allowance or approval or deemed allowance or approval by the responsible Minister under the Investment Canada Act (Canada) in respect of the Arrangement, to the extent such allowance or approval is required, on terms and conditions satisfactory to the parties;

         (h) SEC Filings. Each of any Form S-4 and Form S-3 required to be filed shall have been declared effective under the Securities Act and shall not be the subject of any stop-order or proceedings seeking a stop-order and the Alpine management information circular shall at the Effective Time not be subject to any similar proceedings commenced or threatened by the SEC or the Commissions.

         (i) The Option Agreement dated January 1, 2000 among Alpine, Doug Fitzgerald, Gary Eirich and Rudy Slaney shall have been terminated pursuant to a written agreement in form and substance satisfactory to Weatherford and signed by all of the parties to such Option Agreement.

                                   ARTICLE VI
                                   TERMINATION

6.1      TERMINATION.

         This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the transactions contemplated hereby by the shareholders of Alpine, as follows:

         (a) by mutual agreement of Alpine and Weatherford;

         (b) by Alpine, if there has been a breach by Weatherford, Services or WCL of any representation, warranty, covenant or agreement set forth in this Agreement on the part of Weatherford, Services or WCL, or if any representation or warranty of Weatherford, Services or WCL shall have become untrue, in either case which has or can reasonably be expected to have a Material Adverse Effect on Weatherford, and which Weatherford, Services or WCL fails to cure within 30 business days after written notice thereof from Alpine;

         (c) by Weatherford, if there has been a breach by Alpine of any representation, warranty, covenant or agreement set forth in this Agreement on the part of Alpine, or if any representation or warranty of Alpine shall have become untrue, in either case which has or can reasonably be expected to have a Material Adverse Effect on Alpine, and which Alpine fails to cure within 30 business days after written notice thereof from Weatherford;

         (d) by either Weatherford or Alpine if the shareholders of Alpine do not approve the Arrangement;

         (e) by either Weatherford or Alpine, if all the conditions for Closing the Arrangement expressed to be in its favor shall not have been satisfied or waived on or before 5:00 p.m., Houston, Texas time on February 28, 2001, other than as a result of a breach of this Agreement by the terminating party;

         (f) by either Weatherford or Alpine if any suit, action, or other proceeding shall be pending or threatened by any United States or Canadian federal, provincial or state government before any Governmental Entity or court of competent jurisdiction, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

         (g) by Alpine, if (i) the Alpine Board determines in good faith (after consultation with its financial advisors, and after receiving the written opinion of its outside legal counsel), that it is required by its fiduciary duties to recommend to the Alpine shareholders that they vote against the

Arrangement and approve instead a Superior Proposal, (ii) Alpine shall have given written notice to Weatherford advising Weatherford that Alpine has received a Superior Proposal from a third party, specifying the terms and conditions of such Superior Proposal and that Alpine intends to terminate this Agreement in accordance with this Section 6.1(g), (iii) either (A) Weatherford shall not have revised its combination proposal within seven business days after the date on which such notice is deemed to have been given to Weatherford, or
(B) if Weatherford within such period shall have revised its combination proposal, the Board of Directors of Alpine, after receiving advice from Alpine's financial advisors, shall have determined in its good faith judgment that the third party's Acquisition Proposal is superior to Weatherford's revised takeover proposal, and (iv) Alpine shall have paid Weatherford in good funds a termination fee (the "Termination Fee") of CAN$4,000,000; or

         (h) by Weatherford if the board of directors of Alpine shall have withdrawn or in any way amended, modified or otherwise changed the recommendation thereof contemplated by Section 2.2(a) hereof, whether constituting a breach of provisions of this Agreement or not.

6.2      NOTICE OF TERMINATION.

         Any termination of this Agreement under Section 6.1 above will be effective by the delivery of written notice by the terminating party to the other party hereto and, in the case of a termination by Alpine pursuant to 6.1(g) hereof, the payment of the required Termination Fee.

6.3      EFFECT OF TERMINATION.

         In the event of a valid termination of this Agreement by either Alpine or Weatherford as provided in Section 6.1 (including the payment of the required Termination Fee), this Agreement shall forthwith become void and have no effect, and there shall be no liability or obligation on the part of Weatherford or Alpine or their respective officers or directors, except that (i) the provisions of the Confidentiality Agreement dated February 15, 2000, shall survive any such termination and abandonment, and (ii) no party shall be released or relieved from any liability arising from the willful breach by such party of any of its representations, warranties, covenants or agreements as set forth in this Agreement; provided further, however, that in the event any person shall have made an Acquisition Proposal and thereafter this Agreement is terminated by Weatherford or Alpine pursuant to Section 6.1(c), 6.1(d), 6.1(e) or 6.1(h) and within twelve months after any such termination any Acquisition Transaction shall have been consummated, then Alpine shall promptly, but in any event within two days after consummation of any such Acquisition Transaction, pay Weatherford the Termination Fee.

6.4      COLLECTION OF TERMINATION FEE.

         Alpine acknowledges that the agreements contained in this Article VI with respect to Alpine's obligations to pay a Termination Fee under certain circumstances are an integral part of the transactions contemplated by this Agreement, and that, without such agreements in respect of the

Termination Fee, Weatherford, Services and WCL would not enter into this Agreement. Accordingly, if Alpine fails to promptly pay the amount due in respect of any Termination Fee owed pursuant to this Article VI, and in order to obtain such a payment, Weatherford, Services or WCL commences a suit that results in a judgment against Alpine for the Termination Fee, Alpine shall pay to Weatherford, Services and WCL their costs and expenses (including attorneys' fees and legal costs calculated as between a solicitor and his own client) in connection with such suit, together with interest on the amount of the Termination Fee recovered at the rate of 12% per annum. Alpine further agrees that any payment made in respect of a Termination Fee shall be payable under any circumstance by wire transfer of same day funds.


                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

         Weatherford, Services, WCL and Alpine each agree to take the following actions after the execution of this Agreement:

7.1      MEETINGS.

         Subject to the Interim Order, Alpine shall promptly and duly call a meeting of its shareholders of the purpose of voting upon the Plan of Arrangement and the transactions contemplated hereby and thereby and shall, through its board of directors, recommend to its shareholders approval of such matters.

7.2      THE CLOSING.

         Subject to the termination of this Agreement as provided in Article VI, the closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Fraser Milner Casgrain, Calgary, Alberta, Canada on a date (the "Effective Time") and at a time to be mutually agreed upon by the parties, which date shall be no later than the fifth business day after all conditions to Closing set forth herein shall have been satisfied or waived, unless another place, time and date is mutually selected by Alpine and Weatherford. Concurrently with the Closing, the Plan of Arrangement will be filed with the Registrar under the ABCA.

7.3      ANCILLARY DOCUMENTS/RESERVATION OF SHARES.

         (a) Provided all other conditions of this Agreement have been satisfied or waived, Alpine, Services and WCL shall, at the Effective Time, file Articles of Arrangement pursuant to Part 15 of the ABCA to give effect to the Plan of Arrangement, such Articles of Arrangement to contain share conditions for the Series 1 Exchangeable Shares substantially in the form of those contained in Appendix A to the Plan of Arrangement attached hereto as Exhibit A.

         (b) On the Effective Time:

                  (i) Weatherford and Services shall execute and deliver a Support Agreement containing the terms and conditions set forth in Exhibit B hereto, together with such other terms and conditions as may be agreed to by the parties hereto acting reasonably; and

                  (ii) Weatherford, Services and a Canadian trust company to be mutually agreeable to Weatherford and Alpine, acting reasonably, shall execute and deliver a Voting and Exchange Trust Agreement containing the terms and conditions set forth in Exhibit C hereto, together with such other terms and conditions as may be agreed to by the parties hereto acting reasonably (the "Voting and Exchange Trust Agreement").

         (c) On or before the Effective Date, Weatherford will reserve for issuance such number of shares of Weatherford Common Stock as shall be necessary to give effect to the transactions contemplated hereby.

7.4      AFFILIATE AGREEMENTS.

         To ensure compliance with Rule 145 of the rules and regulations promulgated by the SEC and the Securities Act, Alpine shall, if requested by Weatherford, cause the Affiliates of Alpine to execute and deliver to Weatherford affiliate agreements in customary form before the Effective Time. For purposes of this Agreement, an "Affiliate" shall have the meaning set out in Rule 145 under the Securities Act.

7.5      EMPLOYEE MATTERS.

         Weatherford shall take all actions necessary or appropriate such that each individual employed by Alpine or a Alpine Subsidiary immediately prior to the Effective Time (a "Alpine Employee") shall have the benefit of all of such employee's accrued benefits under the Alpine Plans from and after the Effective Time. Weatherford shall, subsequent to the Effective Time, take all actions necessary to cause all change-in-control agreements between Alpine and any officers or key employees thereof to be honored.

7.6      INDEMNIFICATION.

         Weatherford agrees that all rights to indemnification or exculpation now existing in favour of the directors or officers of Alpine or any Alpine Subsidiary as provided in their respective articles or bylaws, or any agreement with such directors or officers, in effect on the date hereof shall survive the Arrangement and shall continue in full force and effect for a period of not less than that provided by the applicable statute of limitations from the Effective Time.

                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1      NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties of the parties contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the parties to this Agreement, until the Effective Time, whereupon such representations and warranties will expire and be of no further force or effect. All agreements and covenants of the parties shall survive the Effective Time, except as otherwise set forth in this Agreement.

8.2      NOTICES.

         All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile (receipt confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a) if to Weatherford, Services or WCL to:

                    Weatherford International, Inc.
                    515 Post Oak Boulevard, Suite 600
                    Houston, Texas 77027
                    Attention:  Curtis W. Huff
                    Facsimile:  (713) 693-4484

             with a copy to:

                    Fulbright & Jaworski L.L.P.
                    1301 McKinney, Suite 5100
                    Houston, Texas 77010-3095
                    Attention:  Charles H. Still
                    Facsimile:  (713) 651-5246

             and

                    Fraser Milner Casgrain
                    2900 ManuLife Place
                    10180-101 Street
                    Edmonton, Alberta T5J 3V5
                    Attention:  Richard A. Miller
                    Facsimile:  (780) 423-7276

         (b) if to Alpine to:

                    Alpine Oil Services Corporation
                    2460, 240-4th Avenue SW
                    Calgary, Alberta 72P 4H4
                    Attention:   Rodney Hauser
                    Facsimile:   (403) 264-7260

                    Macleod Dixon LLP
                    Canterra Tower
                    3700-400 Third Avenue SW
                    Calgary, Alberta T2P 4H2
                    Attention:   D. R. Skeith
                    Facsimile:   (403) 264-5973

8.3      INTERPRETATION.

         When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section or Exhibit to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used therein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any reference herein to "the knowledge" of any of the parties will be deemed to mean the actual knowledge of the officers of such party and the knowledge that such officers would have had if such officers had conducted a diligent inquiry into the relevant subject matter.

8.4      COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties, it being understood that all parties need not sign the same counterpart. A counterpart delivered by facsimile is hereby deemed to be as effective as a counterpart delivered in original form.

8.5      MISCELLANEOUS.

         This Agreement, each of the agreements attached as an Exhibit hereto and any other documents referred to herein or contemplated hereby and the Shareholders Agreement dated as of May 12, 2000, between Weatherford and certain holders of Alpine Common Shares (a) together constitute the entire agreement among the parties with respect to the subject matter hereof or otherwise relating to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof,

(b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

8.6      GOVERNING LAW.

         This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the Province of Alberta and the federal laws of Canada applicable therein. Each of the parties agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction. Weatherford hereby appoints Services at its registered office in the Province of Alberta as Weatherford's attorney for service of process.

8.7      AMENDMENT AND WAIVERS.

         Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Agreement may be amended by the parties hereto at any time before or after approval of the Alpine shareholders, but, after such approval, no amendment will be made which by applicable law requires the further approval of the Alpine shareholders without obtaining such further approval.

8.8      EXPENSES.

         Each party will bear its respective expenses and legal fees incurred with respect to this Agreement, and the transactions contemplated hereby.

         IN WITNESS WHEREOF, Weatherford, Services, WCL and Alpine have caused this Agreement to be signed and delivered by their respective officers thereunder duly authorized, all as of the date first written above.


                                            WEATHERFORD INTERNATIONAL, INC.


                                            Per: /s/ CURTIS W. HUFF
                                                --------------------------------


                                            Per: /s/ BURT M. MARTIN
                                                --------------------------------


                                            WEATHERFORD OIL SERVICES, INC.


                                            Per: /s/ CURTIS W. HUFF
                                                --------------------------------


                                            Per: /s/ BURT M. MARTIN
                                                --------------------------------


                                            WEATHERFORD CANADA LTD.


                                            Per: /s/ CURTIS W. HUFF
                                                --------------------------------


                                            Per: /s/ BURT M. MARTIN
                                                --------------------------------


                                            ALPINE OIL SERVICES CORPORATION


                                            Per: /s/ RODNEY HAUSER
                                                --------------------------------


                                            Per: /s/ MICHAEL TODD
                                                --------------------------------

                                                                      EXHIBIT A


                              PLAN OF ARRANGEMENT
                     SERIES 1 EXCHANGEABLE SHARE PROVISIONS

                              PLAN OF ARRANGEMENT
                               UNDER SECTION 186
                   OF THE BUSINESS CORPORATIONS ACT (ALBERTA)


                                   ARTICLE 1
                                 INTERPRETATION

1.1 DEFINITIONS. In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

"ABCA" means the Business Corporations Act (Alberta), as amended;

"Alpine" means Alpine Oil Services Corporation, a corporation existing under the ABCA;

"Alpine Common Shares" means the common shares in the capital of Alpine;

"Alpine Meeting" means the special meeting of the holders of Alpine Common Shares and Options to be held to consider the Arrangement;

"Alpine Options" and "Alpine Option Plan" have the meanings set out in Section 2.1(g).

"Arrangement" means the arrangement under section 186 of the ABCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments thereto made in accordance with Section 6.1 hereof or made at the direction of the Court in the Final Order;

"Automatic Redemption Date" has the meaning set out in the Series 1 Exchangeable Share Provisions;

"Average Closing Price" means the arithmetic mean average closing of the prices in US$ (computed and rounded to the second decimal point) of shares of Weatherford Common Stock on the NYSE Composite Tape during the 10 trading days ending on the last trading day prior to the Effective Date;

"Business Day" has the meaning set out in the Series 1 Exchangeable Share Provisions;

"CAN$" means currency in Canadian dollars.

"Court" means the Court of Queen's Bench of Alberta;

"Depositary" has the meaning set out in Section 2.1(f);

"Dissent Procedures" has the meaning set out in Section 3.1;

"Dissenters' Shares" has the meaning set out in Section 2.1(c).

"Effective Date" means the date shown on the certificates of arrangement issued by the Registrar under the ABCA giving effect to the Arrangement;

"Effective Time" means 12:01 a.m. on the Effective Date;

"Exchange Rate" has the meaning set out in Section 2.1(c)(ii).

"Exchange Ratio" has the meaning set out in Section 2.1(c)(iv);

"Exchangeable Shares" has the meaning set out in the Series 1 Exchangeable Share Provisions;

"Final Order" means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Time;

"ITA" means the Income Tax Act (Canada);

"Liquidation Call Purchase Price" has the meaning set out in Section 5.1(a);

"Liquidation Call Right" has the meaning set out in Section 5.1(a);

"Liquidation Date" has the meaning set out in the Series 1 Exchangeable Share Provisions;

"NYSE" means The New York Stock Exchange;

"Redemption Call Purchase Price" has the meaning set out in Section 5.2(a);

"Redemption Call Right" has the meaning set out in Section 5.2(a);

"Retracted Shares" has the meaning set out in the Series 1 Exchangeable Share Provisions;

"Series 1 Exchangeable Shares" has the meaning set out in Section 2.1(c);

"Series 1 Exchangeable Share Consideration" has the meaning set out in the Series 1 Exchangeable Share Provisions;

"Series 1 Exchangeable Share Price" has the meaning set out in the Series 1 Exchangeable Share Provisions;

"Series 1 Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Series 1 Exchangeable Shares, which are set forth in Appendix A hereto;

"Services" means Weatherford Oil Services Inc., a corporation existing under the ABCA;

"Subsidiary" has the meaning set out in the Series 1 Exchangeable Share Provisions;

"Transfer Agent" has the meaning set out in Section 4.4;

"US$" means currency in United States dollars;

"Voting and Exchange Trust Agreement" has the meaning set out in the Series 1 Exchangeable Share Provisions.

"Voting Share" has the meaning set out in Section 2.1(f);

"WCL" means Weatherford Canada Ltd., a corporation existing under the ABCA;

"WCL Preferred Shares" means redeemable retractable preferred shares in the capital of WCL;

"Weatherford" means Weatherford International, Inc., a corporation existing under the laws of the State of Delaware;

"Weatherford Common Stock" has the meaning set out in the Series 1 Exchangeable Share Provisions.

1.2 SECTIONS AND HEADINGS. The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section or an Appendix refers to the specified section of or Appendix to this Plan of Arrangement.

1.3 NUMBER, GENDER AND PERSONS. In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

                                   ARTICLE 2
                                    GENERAL

2.1      ARRANGEMENT.

         At the Effective Time the following steps shall occur and shall be deemed to occur in the following order without any further act or formality:

         (a) The articles of Alpine shall be amended to delete Preferred Shares from the authorized share capital.

         (b) The articles of Services shall be amended to designate the first series of exchangeable shares provided for by its articles ("Exchangeable Shares") as "Series 1 Exchangeable Shares" limited in number to 1,500,000 shares and having the terms and conditions set forth in this Plan of Arrangement (the "Series 1 Exchangeable Shares").

         (c) Each of the common shares of Alpine (the "Alpine Common Shares") (other than Alpine Common Shares held by holders who have exercised their rights of dissent in accordance with this Plan of Arrangement and who are ultimately entitled to be paid the fair value for such shares, such shares being herein referred to as "Dissenters' Shares") will be transferred to Services in consideration for a number of Series 1 Exchangeable Shares of Services ("Series 1 Exchangeable Shares"), all as determined in accordance with the following procedure:

                  (i)      There shall first be determined the Average Closing
                           Price.

                  (ii) The "Exchange Rate" for purposes of this Plan of Arrangement shall be the exchange rate existing for US$ and Canadian Dollars ("CAN$") on the last day of the ten-day period set in the definition of Average Closing Price as stated as the New York foreign exchange mid-range rates for trading among banks in amounts of $1,000,000 and more in the U.S. Southwest Edition of the Wall Street Journal next published after such date, rounded to four decimal places.

                  (iii) The aggregate number of Series 1 Exchangeable Shares to be issued pursuant to this Plan of Arrangement to the holders of Alpine Common Shares shall be equal to (x) that aggregate number of shares of Weatherford Common Stock which has an aggregate market value (converted to CAN$) of CAN $71,275,652 (based on the Average Closing Price converted to CAN$ at the Exchange Rate), plus (y) a number of Series 1 Exchangeable Shares equal to that aggregate number of shares of Weatherford Common Stock which has an aggregate market value (based on the Average Closing Price converted to CAN$ at the Exchange
                           Rate) equal to CAN$2.50 multiplied by the number of Alpine Common Shares issued after March 31, 2000, and prior to the Effective Time, (A) pursuant to the exercise of any Alpine Option (as hereinafter defined) granted under the Alpine Option Plan (as hereinafter defined) and outstanding on the date of this Plan of Arrangement plus (B) the number of Alpine Common Shares issued after March 31, 2000, upon conversion of that certain Unsecured 9% Convertible Debenture due January 31, 2005, plus (C) 80,000 shares in the aggregate (the "80,000 employment agreement shares") issuable under an employment Agreement between Alpine and Andy Saboe dated November 2, 1998, and an employment agreement between Alpine and Robert R. Dunstan dated January 21, 1999), less (z) that number of Series 1 Exchangeable Shares that would otherwise be issued in accordance with the foregoing calculations provided in this clause (iii) but for the existence of Dissenters' Shares in respect of which no Series 1 Exchangeable Shares will be issued.

                  (iv) At and as of the Effective Time, the outstanding Alpine Common Shares shall be exchanged for an aggregate number of Series 1 Exchangeable Shares as determined above with the number of such Series 1 Exchangeable Shares to be issued in respect of each Alpine Common Share to be determined by dividing such aggregate number of Series 1 Exchangeable Shares by the aggregate number of Alpine Common Shares outstanding at the Effective Time and rounding the quotient so obtained to four decimal places. The quotient so determined is the number of Series 1 Exchangeable Shares to be issued in respect of each Alpine Common Share and is herein referred to as the "Exchange Ratio".

                  (v) No certificate or scrip representing a fractional share of a Series 1 Exchangeable Share shall be issued pursuant to this clause (c), and no dividend or other distribution shall relate to any fractional security. In lieu of a fractional share, Services shall pay to any holder of Alpine Common Shares who would otherwise be entitled to a fractional share an amount of cash equal to such fraction multiplied by the closing price of Weatherford Common Stock on the last trading day prior to the Effective Date on the NYSE and rounded to two decimal places, and the aggregate number of Series 1 Exchangeable Shares otherwise issuable pursuant to this clause (c) shall be appropriately adjusted.

         (d)      Upon the transfer of shares referred to above

                  (i) each holder of Alpine Common Shares shall cease to be such a holder, shall have his name removed from the register of holders of Alpine Common Shares and shall become a holder of the number of fully paid Series 1 Exchangeable Shares to which he is entitled as a result of the transfer referred to in clause
                           (c) above and such holder's name shall be added to the register of holders of Series 1 Exchangeable Shares accordingly;

                  (ii) Services shall become the legal and beneficial owner of all of the Alpine Common Shares so transferred; and

                  (iii) the Shareholder Rights Plan Agreement between Alpine and Montreal Trust Company of Canada, as Rights Agent, dated as of June 1, 1999 shall be terminated, void and of no further force or effect, and all outstanding Rights (as defined in such Agreement) shall be terminated, rescinded, void and of no force or effect.

         (e) Holders of Alpine Common Shares shall be entitled to make an income tax election pursuant to Section 85 of the Income Tax Act (Canada) (the "ITA") with respect to the transfer of their Alpine Common Shares to Services as provided in clause
                  (c) above by providing two signed copies of the necessary election forms to Services within 90 days following the Effective Date, duly completed with the details of the number of shares transferred and the applicable agreed amounts for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the ITA, the forms will be signed by Services and returned to such holders of Alpine Common Shares for filing with Canada Customs and Revenue Agency.

         (f) Weatherford shall issue to, and deposit with the Depositary (as defined in the Voting and Exchange Trust Agreement, the Voting Share (as defined in the Voting and Exchange Trust Agreement) in consideration of the payment to Weatherford of US$1, to be thereafter held by the Depositary as trustee for and on behalf of, and for the use and benefit of, the holders of the Series 1 Exchangeable Shares, in accordance with the Voting and Exchange Trust Agreement.

         (g) Each of the then remaining outstanding and unexercised options to purchase Alpine Common Shares (collectively, the "Alpine Options") (which includes all outstanding options granted under Alpine's employee stock option plan (the "Alpine Option Plan") will, without any further action on the part of any holder thereof (herein, an "optionholder"), be disposed of to Services in exchange for that number of Series 1 Exchangeable Shares equal in value (where one Series 1 Exchangeable Share is deemed to have the value of one share of Weatherford Common Stock based on the Average Closing Price) to the Option Value (as hereinafter defined) of such Alpine Option. The "Option Value" for any Alpine Option to be exchanged under this provision shall be the amount determined by (i) subtracting the per share exercise price therefor in CAN$ in effect on the Effective Date from (ii) the product determined by multiplying the Average Closing Price (converted to CAN$ at the Exchange Rate) by the Exchange Ratio and rounding such amount to two decimal places and then
                  (iii) multiplying the amount so determined by such subtraction by the number of Alpine Common Shares covered by such Alpine Option.

         (h) The Alpine Common Shares other than Dissenters' Shares will be transferred by Services to WCL in consideration for the issuance by WCL to Services of one WCL Preferred Share for each Alpine Common Share.

                                   ARTICLE 3
                               RIGHTS OF DISSENT

3.1 RIGHTS OF DISSENT. Holders of Alpine Common Shares or Alpine Options may exercise rights of dissent with respect to such shares or options pursuant to and in the manner set forth in section 184 of the ABCA and this Section 3.1 (the "Dissent Procedures") in connection with the Arrangement and holders who duly exercise such rights of dissent and who:

         (a) are ultimately entitled to be paid the fair value for their Alpine Common Shares or Alpine Options, the case may be, shall be deemed to have transferred such Alpine Common Shares or Alpine Options to Alpine for cancellation on the Effective Date; or

         (b) are ultimately not entitled, for any reason, to be paid the fair value for their Alpine Common Shares or Alpine Options, as the case may be, shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting holder of Alpine Common Shares or Alpine Options, as the case may be, but in no case shall Alpine be required to recognize such holders as holders of Alpine Common Shares or Alpine Options on and after the Effective Date, and the names of such holders shall be deleted from the applicable register of holders of Alpine securities on the Effective Date.

                                   ARTICLE 4
                       CERTIFICATES AND FRACTIONAL SHARES

4.1 ISSUANCE OF CERTIFICATES REPRESENTING SERIES 1 EXCHANGEABLE SHARES. At or promptly after the Effective Time, Services shall deposit with the Depositary, for the benefit of the holders of Alpine Common Shares transferred pursuant to
Section 2.1, certificates representing the Series 1 Exchangeable Shares issued pursuant to Section 2.1 upon the transfer of outstanding Alpine Common Shares. Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Alpine Common Shares that were transferred for Series 1 Exchangeable Shares, together with such other documents and instruments as would have been required to effect the transfer of the shares formerly represented by such certificate under the ABCA and the by-laws of Alpine and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in consideration therefor, and the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Series 1 Exchangeable Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to Section 4.2 and any cash in lieu of fractional Series 1 Exchangeable Shares pursuant to Section 4.3), and the certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Alpine Common Shares which is not registered in the transfer records of Alpine, a certificate representing the proper number of Series 1 Exchangeable Shares may be issued to a transferee if the certificate representing such Alpine

Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.1, each certificate which immediately prior to the Effective Time represented outstanding Alpine Common Shares that were transferred in consideration for Series 1 Exchangeable Shares shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (a) the certificate representing Series 1 Exchangeable Shares as contemplated by this Section 4.1, (b) a cash payment in lieu of any fractional Series 1 Exchangeable Shares as contemplated by Section 4.3 and (c) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Series 1 Exchangeable Shares as contemplated by Section 4.2.

4.2 DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED CERTIFICATES. No dividends or other distributions declared or made after the Effective Time with respect to Series 1 Exchangeable Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding Alpine Common Shares that were transferred pursuant to Section 2.1, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.3, (and no interest will be earned or payable on these proceeds) unless and until such certificate shall be surrendered in accordance with Section 4.1. Subject to applicable law and to Section 4.5, at the time of such surrender of any such certificate (or, in the case of clause (c) below, at the appropriate payment date), there shall be paid to the record holder of the certificates representing whole Series 1 Exchangeable Shares without interest, (a) the amount of any cash payable in lieu of a fractional Series 1 Exchangeable Share to which such holder is entitled pursuant to Section 4.3, (b) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Series 1 Exchangeable Share, and
(c) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Series 1 Exchangeable Share.

4.3 NO FRACTIONAL SHARES. No certificates or scrip representing fractional Series 1 Exchangeable Shares shall be issued upon the surrender for transfer of certificates pursuant to Section 4.1 and no dividend, stock split or other change in the capital structure of Services shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of Services. In lieu of any such fractional securities, each person entitled to a fractional interest in a Series 1 Exchangeable Share will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (a) such fraction, multiplied by (b) the Average Closing Price, such amount to be provided to the Depositary by Services upon request.

4.4 LOST CERTIFICATES. If any certificate which immediately prior to the Effective Time represented outstanding Alpine Common Shares that were transferred pursuant to Section 2.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Series 1 Exchangeable Shares (and any dividends or distributions with respect thereto and any cash pursuant to Section 4.3) deliverable in respect thereof as determined in accordance with Section 2.1. When authorizing such issuance or payment in exchange for, or in respect of, any lost, stolen or destroyed certificate, the person to whom certificates representing Series 1 Exchangeable Shares are to be issued or to whom a payment is to be made shall, as a condition precedent to the issuance thereof, give a bond satisfactory to Alpine's, Weatherford's or Services' transfer agent (the "Transfer Agent"), as the case may be, in such sum as Alpine, Weatherford or Services, as the case may be, may direct or otherwise indemnify Alpine, Services or Weatherford, in a manner satisfactory thereto, and the Transfer Agent against any claim that may be made against Alpine, Weatherford or Services or the Transfer Agent with respect to the certificate alleged to have been lost, stolen or destroyed.

4.5 EXTINGUISHMENT OF RIGHTS. Any certificate which immediately prior to the Effective Time represented outstanding Alpine Common Shares that were transferred pursuant to Section 2.1 and has not been deposited, with all other instruments required by Section 4.1, on or prior to the tenth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of Alpine or Services. On such date, the Series 1 Exchangeable Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to Services together with all entitlements to dividends, distributions and interests thereon held for such former registered holder for no consideration.

                                   ARTICLE 5
                        CERTAIN RIGHTS OF WEATHERFORD TO
                      ACQUIRE SERIES 1 EXCHANGEABLE SHARES

5.1      WEATHERFORD LIQUIDATION CALL RIGHT.

         (a) Weatherford shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of Services pursuant to Article 5 of the Series 1 Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than Weatherford and any Subsidiary thereof) of Series 1 Exchangeable Shares on the Liquidation Date all but not less than all of the Series 1 Exchangeable Shares held by each such holder on payment by Weatherford to the holder of the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price"). In the event of the exercise of the Liquidation Call Right by Weatherford, each holder shall be obligated to sell all the Series 1 Exchangeable Shares held by the holder to Weatherford on the Liquidation Date on payment by Weatherford to the holder of the Liquidation Call Purchase Price for each such share.

         (b) To exercise the Liquidation Call Right, Weatherford must notify Services's Transfer Agent in writing, as agent for the holders of Series 1 Exchangeable Shares, and Services of Weatherford's intention to exercise such right at least 55 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of

                  Services and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of Services. Such Transfer Agent will notify the holders of Series 1 Exchangeable Shares as to whether or not Weatherford has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by Weatherford. If Weatherford exercises the Liquidation Call Right, on the Liquidation Date Weatherford will purchase and the holders will sell all of the Series 1 Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

         (c) For the purposes of completing the purchase of the Series 1 Exchangeable Shares pursuant to the Liquidation Call Right, Weatherford shall deposit with such Transfer Agent, on or before the Liquidation Date, the Series 1 Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. In connection with payment of the Liquidation Call Purchase Price, Weatherford shall be entitled to liquidate some of the Weatherford Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation. Provided that such Series 1 Exchangeable Share Consideration has been so deposited with such Transfer Agent, on and after the Liquidation Date the rights of each holder of Series 1 Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Weatherford without interest upon presentation and surrender by the holder of certificates representing the Series 1 Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Weatherford Common Stock delivered to it. Upon surrender to such Transfer Agent of a certificate or certificates representing Series 1 Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the ABCA and the by-laws of Services and such additional documents and instruments as such Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and such Transfer Agent on behalf of Weatherford shall deliver to such holder, the Series 1 Exchangeable Share Consideration to which the holder is entitled. If Weatherford does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Series 1 Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by Services in connection with the liquidation, dissolution or winding-up of Services pursuant to Article 5 of the Series 1 Exchangeable Share Provisions. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.2      WEATHERFORD REDEMPTION CALL RIGHT.

         (a) Weatherford shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Series 1 Exchangeable Shares by Services pursuant to Article 7 of the Series 1 Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than Weatherford or any Subsidiary thereof) of Series 1 Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Series 1 Exchangeable Shares held by each such holder on payment by Weatherford to the holder of the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Call Purchase Price"). In the event of the exercise of the Redemption Call Right by Weatherford, each holder shall be obligated to sell all the Series 1 Exchangeable Shares held by the holder to Weatherford on the Automatic Redemption Date on payment by Weatherford to the holder of the Redemption Call Purchase Price for each such share.

         (b) To exercise the Redemption Call Right, Weatherford must notify Services' Transfer Agent in writing, as agent for the holders of Series 1 Exchangeable Shares, and Services of Weatherford's intention to exercise such right at least 125 days before the Automatic Redemption Date. Such Transfer Agent will notify the holders of the Series 1 Exchangeable Shares as to whether or not Weatherford has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by Weatherford. If Weatherford exercises the Redemption Call Right, on the Automatic Redemption Date Weatherford will purchase and the holders will sell all of the Series 1 Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the Series 1 Exchangeable Shares pursuant to the Redemption Call Right, Weatherford shall deposit with Services' Transfer Agent, on or before the Automatic Redemption Date, the Series 1 Exchangeable Share Consideration representing the total Redemption Call Purchase Price. In connection with payment of the Redemption Call Purchase Price, Weatherford shall be entitled to liquidate some of the Weatherford Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation. Provided that such Series 1 Exchangeable Share Consideration has been so deposited with such Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Series 1 Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Weatherford upon presentation and surrender by the holder of certificates representing the Series 1 Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the Weatherford Common Stock delivered to such holder. Upon surrender to such Transfer Agent of a certificate or certificates representing Series 1 Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the ABCA and the by-laws of Services and such additional documents and instruments as such Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and such Transfer Agent on behalf of Weatherford shall deliver to such holder, the Series 1 Exchangeable Share Consideration to which the holder is entitled. If Weatherford does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Series 1 Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by Services in connection with the redemption of the Series 1 Exchangeable Shares pursuant to Article 7 of the Series 1 Exchangeable Share Provisions. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.3      WEATHERFORD RETRACTION CALL RIGHT.

         (a) Weatherford shall have the overriding right, notwithstanding the proposed redemption of Series 1 Exchangeable Shares by Services pursuant to Article 6 of the Series 1 Exchangeable Share Provisions, to purchase directly from the holder (other than Weatherford or any Subsidiary thereof) of Series 1 Exchangeable Shares all but not less than all of the Retracted Shares in accordance with Section 6.3 of the Series 1 Exchangeable Share Provisions.

                                   ARTICLE 6
                                   AMENDMENT

6.1 PLAN OF ARRANGEMENT AMENDMENT. Services, WCL and Alpine shall have the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time provided that any such amendment, modification, or supplement must be contained in a written document that is (a) agreed to by Weatherford, (b) filed with the Court and, if made following the Alpine Meeting, approved by the Court and (c) communicated to holders of Alpine Common Shares and Alpine Options in the manner required by the Court (if so required).

         Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Alpine at any time prior to or at the Alpine Meeting (provided that Weatherford shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Alpine Meeting (other than as may be required under the Court's interim order), shall become part of this Plan of Arrangement for all purposes.

         Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Alpine Meeting shall be effective only (a) if it is consented to by Alpine, (b) if it is consented to by Weatherford and (c) if required by the Court or applicable law, it is consented to by the holders of the Alpine Common Shares and Alpine Options.

                       APPENDIX A TO PLAN OF ARRANGEMENT
                     OF ALPINE OIL SERVICES CORPORATION AND
                         WEATHERFORD OIL SERVICES, INC.

               PROVISIONS ATTACHING TO THE SERIES 1 EXCHANGEABLE
                           SHARES OF THE CORPORATION

         The Series 1 Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions.

                                   ARTICLE 1
                                 INTERPRETATION

         For the purposes of these share provisions:

1.1 "Automatic Redemption Date" means the date for the automatic redemption by the Corporation of Series 1 Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be ___________, 2010 unless (a) such date shall be extended at any time or from time to time to a specified later date by the Board of Directors but not later than ________, 2015 or (b) such date shall be accelerated at any time to a specified earlier date by the Board of Directors if at such time there are less than 250,000 Series 1 Exchangeable Shares outstanding (other than Series 1 Exchangeable Shares held by Weatherford and its Subsidiaries) and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Series 1 Exchangeable Shares, any issuance or distribution of rights to acquire Series 1 Exchangeable Shares or securities exchangeable for or convertible into Series 1 Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Series 1 Exchangeable Shares), in each case upon at least 60 days' prior written notice of any such extension or acceleration, as the case may be, to the registered holders of the Series 1 Exchangeable Shares, in which case the Automatic Redemption Date shall be such later or earlier date; provided, however, that the accidental failure or omission to give any such notice of extension or acceleration, as the case may be, to less than 10% of such holders of Series 1 Exchangeable Shares shall not affect the validity of such extension or acceleration.

         "Board of Directors" means the Board of Directors of the Corporation.

         "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of Houston, Texas and Calgary, Alberta.

         "Common Shares" means the common shares in the capital of the Corporation.

         "Corporation" means Weatherford Oil Services, Inc., a corporation incorporated under the laws of the Province of Alberta.

         "Current Market Price" means, in respect of a share of Weatherford Common Stock on any date, the average of the closing bid and asked prices of Weatherford Common Stock during a period of 20 consecutive trading days ending not more than five trading days before such date on The New York Stock Exchange, or, if the Weatherford Common Stock is not then traded on The New York Stock Exchange, on such other principal U.S. stock exchange or automated quotation system on which the Weatherford Common Stock is listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Weatherford Common Stock during such period does not create a market which reflects the fair market value of a share of Weatherford Common Stock, then the Current Market Price of a share of Weatherford Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

         "Exchange Put Right" has the meaning set out in Section 8.1 of these share provisions.

         "Exchangeable Shares" means the exchangeable shares in the capital of the Corporation.

         "Liquidation Amount" has the meaning set out in Section 5.1 of these share provisions.

         "Liquidation Call Right" has the meaning set out in the Plan of Arrangement.

         "Liquidation Date" has the meaning set out in Section 5.1 of these share provisions.

         "Plan of Arrangement" means the joint plan of arrangement relating to the arrangement of the Corporation and Alpine Oil Services Corporation under section 186 of the Business Corporations Act (Alberta), to which plan these share provisions are attached.

         "Purchase Price" has the meaning set out in Section 6.3 of these share provisions.

         "Redemption Call Purchase Price" has the meaning set out in the Plan of Arrangement.

         "Redemption Call Right" has the meaning set out in the Plan of Arrangement.

         "Redemption Price" has the meaning set out in Section 7.1 of these share provisions.

         "Retracted Shares" has the meaning set out in Section 6.1(i) of these share provisions.

         "Retraction Call Right" has the meaning set out in Section 6.1(iii) of these share provisions.

         "Retraction Date" has the meaning set out in Section 6.1(ii) of these share provisions.

         "Retraction Price" has the meaning set out in Section 6.1 of these share provisions.

         "Retraction Request" has the meaning set out in Section 6.1 of these share provisions.

         "Series 1 Exchangeable Share Consideration" means, for any acquisition of Series 1 Exchangeable Shares pursuant to these share provisions, the Plan of Arrangement, the Support Agreement or the Voting and Exchange Trust Agreement:

         (a) certificates representing the aggregate number of shares of Weatherford Common Stock deliverable in connection with such acquisition;

         (b) a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of declared and unpaid cash dividends deliverable in connection with such acquisition; and

         (c) such stock or property constituting any declared and unpaid non-cash dividends deliverable in connection with such acquisition.

provided that any such stock or property shall be duly issued as fully paid and non-assessable, in the case of stock, and free and clear of any lien, claim or encumbrance, security interest or adverse claim and provided further that such consideration shall be paid less any tax required to be deducted and withheld therefrom and without interest.

         "Series 1 Exchangeable Share Price" means, for each Series 1 Exchangeable Share:

         (a) the Current Market Price of a share of Weatherford Common Stock, which shall be satisfied in full by causing to be delivered one share of Weatherford Common Stock; plus

         (b) an additional amount equal to the full amount of all cash dividends declared and unpaid on such Series 1 Exchangeable Share; plus

         (c) the stock or other non-cash assets, if any, representing non-cash dividends declared and unpaid on such Series 1 Exchangeable Share.

          "Series 1 Exchangeable Shares" mean the Series 1 Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

         "Subsidiary" of any person means each partnership, joint venture, corporation, association or other business entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) which is owned or controlled, directly or indirectly, by such person.

         "Support Agreement" means the Support Agreement between Weatherford and the Corporation, made as of _________, 2000.

         "Transfer Agent" means Montreal Trust Company of Canada or such other person as may from time to time be the registrar and transfer agent for the Series 1 Exchangeable Shares.

         "Trustee" means Montreal Trust Company of Canada and any successor trustee appointed under the Voting and Exchange Trust Agreement.

         "Voting and Exchange Trust Agreement" means the Voting and Exchange Trust Agreement between the Corporation, Weatherford and the Trustee, made as of _______, 2000.

         "Weatherford" means Weatherford International, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor corporation.

         "Weatherford Call Notice" has the meaning set out in Section 6.3 of these share provisions.

         "Weatherford Common Stock" mean the shares of common stock of Weatherford, with a par value of U.S. $1.00 per share, having voting rights of one vote per share, and any other securities into which such shares may be changed.

         "Weatherford Dividend Declaration Date" means the date on which the board of directors of Weatherford declares any dividend on the Weatherford Common Stock.

                                   ARTICLE 2
                    RANKING OF SERIES 1 EXCHANGEABLE SHARES

2.1 The Series 1 Exchangeable Shares shall rank on a parity with the Exchangeable Shares of every other series with respect to (i) the payment of dividends; and (ii) the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. The Series 1 Exchangeable Shares shall be entitled to a preference over the Common Shares with respect to (i) the payment of dividends; and (ii) the distribution of the assets of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

                                   ARTICLE 3
                                   DIVIDENDS

3.1 A holder of a Series 1 Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Weatherford Dividend Declaration Date, declare a dividend on each Series 1 Exchangeable Share (a) in the case of a cash dividend declared on the Weatherford Common Stock, in an amount in cash for each Series 1 Exchangeable Share equal to the cash dividend declared on each share of Weatherford Common Stock or (b) in the case of a stock dividend declared on the Weatherford Common Stock to be paid in Weatherford Common Stock, in such number of Series 1 Exchangeable Shares for each Series 1 Exchangeable Share as is equal to the number of shares of Weatherford Common Stock to be paid on each share of Weatherford Common Stock or (c) in the case of a dividend declared on the Weatherford Common Stock in property other than cash or Weatherford Common Stock, in such type and amount of property for each Series 1 Exchangeable Share as is the same as the type and amount of property declared as a dividend on each share of Weatherford Common Stock. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Section 3.1(a) hereof and the sending of such a cheque to each holder of a Series 1 Exchangeable Share (less any tax required to be deducted and withheld from such dividends paid or credited by the Corporation) shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Series 1 Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of a Series 1 Exchangeable Share shall satisfy the stock dividend represented thereby (subject to any adjustment for the tax required to be deducted and withheld from such dividends paid or credited by the Corporation). Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of a Series 1 Exchangeable Share shall satisfy the dividend represented thereby (subject to any adjustment for the tax required to be deducted and withheld from such dividends paid or credited by the Corporation). No holder of a Series 1 Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Series 1 Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Series 1 Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Weatherford Common Stock.

3.4 If on any payment date for any dividends declared on the Series 1 Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Series 1 Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends (subject to any adjustment for the tax required to be deducted and withheld from such dividends paid or credited by the Corporation).

3.5 Except as provided in this Article 3, the holders of Series 1 Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

                                    ARTICLE 4
                              CERTAIN RESTRICTIONS

4.1 So long as any of the Series 1 Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Series 1 Exchangeable Shares given as specified in Section 10.2 of these share provisions:

         (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Series 1 Exchangeable Shares, other than stock dividends payable in any such other shares ranking junior to the Series 1 Exchangeable Shares;

         (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Series 1 Exchangeable Shares;

         (c) except as provided for in the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, or any series thereof, redeem or purchase any other shares of the Corporation ranking equally with the Series 1 Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

         (d) issue any Series 1 Exchangeable Shares other than by way of stock dividends to the holders of such Series 1 Exchangeable Shares or as contemplated by the Support Agreement; or

         (e) except for the designation of one or more further series of the Exchangeable Shares, amend the articles or by-laws of the Corporation.

The restrictions in Sections 4.1(a), 4.1(b), and 4.1(c) above shall not apply if all dividends on the outstanding Series 1 Exchangeable Shares corresponding to dividends declared to date on the Weatherford Common Stock shall have been declared on the Series 1 Exchangeable Shares and paid in full.

                                    ARTICLE 5
                           DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, a holder of Series 1 Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Series 1 Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Corporation to the holders of the

Common Shares or any other shares ranking junior to the Series 1 Exchangeable Shares, an amount equal to the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount"). In connection with and as part of the payment of the Liquidation Amount, the Corporation shall be entitled to liquidate some of the Weatherford Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation.

5.2 On or promptly after the Liquidation Date, and subject to the exercise by Weatherford of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Series 1 Exchangeable Shares the Liquidation Amount for each such Series 1 Exchangeable Share upon presentation and surrender of the certificates representing such Series 1 Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the Business Corporations Act (Alberta) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Series 1 Exchangeable Shares. Payment of the total Liquidation Amount for such Series 1 Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Series 1 Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Series 1 Exchangeable Shares, on behalf of the Corporation of the Series 1 Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Series 1 Exchangeable Shares shall cease to be holders of such Series 1 Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Series 1 Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Series 1 Exchangeable Share Consideration in respect of the Series 1 Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Series 1 Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount for such Series 1 Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Series 1 Exchangeable Share Consideration, the holders of the Series 1 Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Weatherford Common Stock delivered to them. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Series 1 Exchangeable Shares the Liquidation Amount per Series 1 Exchangeable Share pursuant to Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

                                    ARTICLE 6
              RETRACTION OF SERIES 1 EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Series 1 Exchangeable Shares shall be entitled at any time, subject to the exercise by Weatherford of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Series 1 Exchangeable Shares registered in the name of such holder for an amount equal to the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Price"). In connection with and as part of the payment of the Retraction Price, the Corporation shall be entitled to liquidate some of the Weatherford Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Series 1 Exchangeable Shares the certificate or certificates representing the Series 1 Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the Business Corporations Act (Alberta) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

         (i) specifying that the holder desires to have all or any number specified therein of the Series 1 Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

         (ii) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than five Business Days nor more than 10 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

         (iii) acknowledging the overriding right (the "Retraction Call Right") of Weatherford to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Weatherford in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

6.2 Subject to the exercise by Weatherford of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in
Section 6.1 hereof of a certificate or certificates representing the number of Series 1 Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Series 1 Exchangeable Shares represented by any certificate are redeemed (or purchased by Weatherford pursuant to the Retraction Call Right), a new certificate for the balance of such Series 1 Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Weatherford thereof. In order to exercise the Retraction Call Right, Weatherford must notify the Corporation in writing of its determination to do so (the "Weatherford Call Notice") within two Business Days of notification to Weatherford by the Corporation of the receipt by the Corporation of the Retraction Request. If Weatherford does not so notify the Corporation within such two Business Day period, the Corporation will notify the holder as soon as possible thereafter that Weatherford will not exercise the Retraction Call Right. If Weatherford delivers the Weatherford Call Notice within such two Business Day time period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Weatherford in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Weatherford shall purchase from such holder and such holder shall sell to Weatherford on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share. For the purposes of completing a purchase pursuant to the Retraction Call Right, Weatherford shall deposit with the Transfer Agent, on or before the Retraction Date the Series 1 Exchangeable Share Consideration representing the total Purchase Price. In connection with and as part of the payment of the Purchase Price, Weatherford shall be entitled to liquidate some of the Weatherford Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation. Provided that such Series 1 Exchangeable Share Consideration has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Weatherford does not deliver a Weatherford Call Notice within such two Business Day period or otherwise comply with these Series 1 Exchangeable Share provisions in respect thereto, and provided that Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4 The Corporation or Weatherford, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Series 1 Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Series 1 Exchangeable Shares, the Series 1 Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Series 1 Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, unless any cheque included therein is not paid on due presentation.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Weatherford shall thereafter be considered and deemed for all purposes to be a holder of the Weatherford Common Stock delivered to it. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Weatherford shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares or the redemption by the Corporation of any other Exchangeable Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares and the Exchangeable

Shares on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section
6.2 of these share provisions as a result of liquidity or solvency requirements of applicable law shall be deemed by giving the Retraction Request to require Weatherford to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Weatherford to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and Weatherford shall make such purchase.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Weatherford shall be deemed to have been revoked.

                                    ARTICLE 7
          REDEMPTION OF SERIES 1 EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law, and if Weatherford does not exercise the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Series 1 Exchangeable Shares for an amount equal to the Series 1 Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Price"). In connection with and as part of the payment of the Redemption Price, the Corporation shall be entitled to liquidate some of the Weatherford Common Stock that would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation.

7.2 In any case of a redemption of Series 1 Exchangeable Shares under this
Article 7, the Corporation shall, at least 120 days before the Automatic Redemption Date, send or cause to be sent to each holder of Series 1 Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by Weatherford under the Redemption Call Right, as the case may be, of the Series 1 Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right.

7.3 On or after the Automatic Redemption Date and subject to the exercise by Weatherford of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Series 1 Exchangeable Shares to be redeemed the Redemption Price or the total Redemption Call Price, as the case may be, for each such Series 1 Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Series 1 Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the Business Corporations Act (Alberta) and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price or the total Redemption Call Price, as the case may be, for such Series 1 Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of the Series 1 Exchangeable Share Consideration representing the total Redemption Price or the total Redemption Call Price, as the case may be. On and after the Automatic Redemption Date, the holders of the Series 1 Exchangeable Shares called for redemption shall cease to be holders of such Series 1 Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price or the total Redemption Call Price, as the case may be, unless payment of the total Redemption Price or the total Redemption Call Price, as the case may be, for such Series 1 Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price or the total Redemption Call Price, as the case may be, has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Series 1 Exchangeable Shares as aforesaid to deposit or cause to be deposited the Series 1 Exchangeable Share Consideration with respect to the Series 1 Exchangeable Shares so called for redemption, or of such of the said Series 1 Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Series 1 Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price or the total Redemption Call Price, as the case may be, for such Series 1 Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Series 1 Exchangeable Share Consideration, the holders of the Series 1 Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Weatherford Common Stock delivered to them. Notwithstanding the foregoing, until such Series 1 Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

7.4 Notwithstanding any other provision of this Article 7, the Corporation shall not be obligated to redeem Series 1 Exchangeable Shares pursuant to this Article 7 to the extent that such redemption of Series 1 Exchangeable Shares pursuant to this Article 7 would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Automatic Redemption Date it would not be permitted by any of such provisions to redeem the

Series 1 Exchangeable Shares pursuant to this Article 7, the Corporation shall only be obligated to redeem such shares (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holders at least two Business Days prior to the Automatic Redemption Date as to the number of such shares which will not be redeemed by the Corporation. In any such case in which the redemption by the Corporation of any Series 1 Exchangeable Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem such shares on a pro rata basis and shall issue to each holder of such shares a new certificate, at the expense of the Corporation, representing the Series 1 Exchangeable Shares not redeemed by the Corporation. The holder of any such Series 1 Exchangeable Shares not redeemed by the Corporation pursuant to Section 7.3 of these share provisions as a result of liquidity or solvency requirements of applicable law shall be deemed automatically and without any further action thereby to require Weatherford to purchase such Series 1 Exchangeable Shares from such holder on the Automatic Redemption Date or as soon as practicable thereafter on payment by Weatherford to such holder of the Purchase Price for each such Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and Weatherford shall make such purchase.

                                    ARTICLE 8
                               EXCHANGE PUT RIGHT

8.1 Upon and subject to the terms and conditions contained in these share provisions and the Voting and Exchange Trust Agreement:

         (a) a holder of Series 1 Exchangeable Shares shall have the right (the "Exchange Put Right") at any time to require Weatherford to purchase all or any part of the Series 1 Exchangeable Shares of the holder; and

         (b) upon the exercise by the holder of the Exchange Put Right, the holder shall be required to sell to Weatherford, and Weatherford shall be required to purchase from the holder, that number of Series 1 Exchangeable Shares in respect of which the Exchange Put Right is exercised, in consideration of the payment by Weatherford of the Series 1 Exchangeable Share Price applicable thereto (which shall be the Series 1 Exchangeable Share Price applicable on the last Business Day prior to receipt of notice required under Section 8.2) and delivery by or on behalf of Weatherford of the Series 1 Exchangeable Share Consideration representing the total applicable Series 1 Exchangeable Share Price. In connection with and as part of the payment of the Series 1 Exchangeable Share Consideration, Weatherford shall be entitled to liquidate some of the Weatherford Common Stock which would otherwise be deliverable to the particular holder of Series 1 Exchangeable Shares in order to fund any statutory withholding tax obligation.

8.2 The Exchange Put Right provided in Section 8.1 hereof and in Article 5 of the Voting and Exchange Trust Agreement may be exercised at any time by notice in writing in the form of Schedule B hereto given by the holder to and received by the Trustee (the date of such receipt, the "Exchange Put Date") and accompanied by presentation and surrender of the certificates representing such Series 1 Exchangeable Shares, together with such documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the Business Corporations Act (Alberta) and the by-laws of the Corporation and such additional documents and instruments as the Trustee may reasonably require, at the principal transfer offices in Calgary, Alberta and Toronto, Ontario of the Trustee, or at such other office or offices of the Trustee or of other persons designated by the Trustee for that purpose as may from time to time be maintained by the Trustee for that purpose. Such notice may be (i) in the form of the panel, if any, on the certificates representing Series 1 Exchangeable Shares, (ii) in the form of the notice and election contained in the any letter of transmittal distributed or made available by the Corporation for that purpose, or (iii) in other form satisfactory to the Trustee (or such other persons aforesaid), shall stipulate the number of Series 1 Exchangeable Shares in respect of which the right is exercised (which may not exceed the number of shares represented by certificates surrendered to the Trustee), shall be irrevocable unless the exchange is not completed in accordance herewith and with the Voting and Exchange Trust Agreement and shall constitute the holder's authorization to the Trustee (and such other persons aforesaid) to effect the exchange on behalf of the holder.

8.3 The completion of the sale and purchase referred to in Section 8.1 shall be required to occur, and Weatherford shall be required to take all actions on its part necessary to permit it to occur, not later than the close of business on the fifth Business Day following the Exchange Put Date.

8.4 The surrender by the holder of Series 1 Exchangeable Shares under Section
8.2 shall constitute the representation, warranty and covenant of the holder to Weatherford that the Series 1 Exchangeable Shares are sold to Weatherford free and clear of any lien, encumbrance, security interest or adverse claim or interest.

8.5 If a part only of the Series 1 Exchangeable Shares represented by any certificate are to be sold and purchased pursuant to the exercise of the Exchange Put Right, a new certificate for the balance of such Series 1 Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

8.6 Upon receipt by the Trustee of the notice, certificates and other documents or instruments required by section 8.2, the Trustee shall deliver or cause to be delivered, on behalf of Weatherford and subject to receipt by the Trustee from Weatherford of the applicable Series 1 Exchangeable Share Consideration, to the relevant holder at the address of the holder specified in the notice or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Trustee (or other persons aforesaid) maintained for that purpose, the Series 1 Exchangeable Share Consideration representing the total applicable Series 1 Exchangeable Share Price, within the time stipulated in
Section 8.3. Delivery by Weatherford to the Trustee of such Series 1 Exchangeable Share Consideration shall be deemed to be payment of and shall satisfy and discharge all liability for the total applicable Series 1 Exchangeable Share Price, except as to any cheque included therein which is not paid on due presentation.

8.7 On and after the close of business on the Exchange Put Date, the holder of the Series 1 Exchangeable Shares in respect of which the Exchange Put Right is exercised shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total applicable Series 1 Exchangeable Share Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Series 1 Exchangeable Share Consideration shall not be made, in which case the rights of such holder shall remain unaffected until such payment has been made. On and after the close of business on the Exchange Put Date provided that presentation and surrender of certificates and payment of the Series 1 Exchangeable Share Consideration has been made in accordance with the foregoing provisions, the holder of the Series 1 Exchangeable Shares so purchased by Weatherford shall thereafter be considered and deemed for all purposes to be the holder of the Weatherford Common Stock delivered to it. Notwithstanding the foregoing, until payment of the Series 1 Exchangeable Share Consideration to the holder, the holder shall be deemed to still be a holder of Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

                                    ARTICLE 9
                                  VOTING RIGHTS

9.1 Except as required by applicable law and the provisions hereof, the holders of the Series 1 Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                   ARTICLE 10
                             AMENDMENT AND APPROVAL

10.1 The rights, privileges, restrictions and conditions attaching to the Series 1 Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Series 1 Exchangeable Shares given as hereinafter specified.

10.2 Any approval given by the holders of the Series 1 Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Series 1 Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Series 1 Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Series 1 Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Series 1 Exchangeable Shares at that time are present or represented by proxy (excluding Series 1 Exchangeable Shares beneficially owned by Weatherford or its Subsidiaries). If at any such meeting the holders of at least 50% of the outstanding Series 1 Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Series 1 Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution by persons represented in person or by proxy at such meeting shall constitute the approval or consent of the holders of the Series 1 Exchangeable Shares.

                                   ARTICLE 11
                     RECIPROCAL CHANGES, ETC. IN RESPECT OF
                            WEATHERFORD COMMON STOCK

11.1 (a) Each holder of a Series 1 Exchangeable Share acknowledges that the Support Agreement provides, in part, that Weatherford will not without the prior approval of the Corporation and the prior approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 10.2 of these share provisions:

                  (i) issue or distribute Weatherford Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire Weatherford Common Stock) to the holders of all or substantially all of the then outstanding Weatherford Common Stock by way of stock dividend or other distribution; or

                  (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Weatherford Common Stock entitling them to subscribe for or to purchase shares of Weatherford Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Weatherford Common Stock); or

                  (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of Weatherford Common Stock (A) shares or securities of Weatherford of any class other than Weatherford Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire Weatherford Common Stock), (B) rights, options or warrants other than those referred to in Section 11.1(a)(ii) above, (C) evidences of indebtedness of Weatherford or (D) assets of Weatherford;

unless Weatherford has taken its reasonable best efforts to permit the Corporation to issue or distribute the equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Series 1 Exchangeable Shares and to issue or distribute such rights, options, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Series 1 Exchangeable Shares.

         (b) Each holder of a Series 1 Exchangeable Share acknowledges that the Support Agreement further provides, in part, that Weatherford will not without the prior approval of the Corporation and the prior approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 10.2 of these share provisions:

                  (i) subdivide, redivide or change the then outstanding shares of Weatherford Common Stock into a greater number of shares of Weatherford Common Stock; or

                  (ii) reduce, combine or consolidate or change the then outstanding shares of Weatherford Common Stock into a lesser number of shares of Weatherford Common Stock; or

                  (iii) reclassify or otherwise change the shares of Weatherford Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the shares of Weatherford Common Stock;

unless Weatherford has taken its reasonable best efforts to permit the Corporation to simultaneously make the same or an equivalent change to, or in the rights of holders of, the Series 1 Exchangeable Shares and unless Weatherford has taken its reasonable best efforts to cause the Corporation to make the same or an equivalent change to, or in the rights of the holders of, the Series 1 Exchangeable Shares.

The Support Agreement further provides, in part, that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section
10.2 of these share provisions.

                                   ARTICLE 12
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

12.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Weatherford with all provisions of the Support Agreement and the Voting Trust and Exchange Agreement in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

12.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement or the Voting Trust and Exchange Agreement without the approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 10.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

         (a) adding to the covenants of the other party or parties to such agreements and certificate for the protection of the Corporation or the holders of Series 1 Exchangeable Shares; or

         (b) making such provisions or modifications not inconsistent with such agreements and certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with independent counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Series 1 Exchangeable Shares; or

         (c) making such changes in or corrections to such agreements and certificates which, on the advice of independent counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with independent counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Series 1 Exchangeable Shares.

                                   ARTICLE 13
                                     LEGEND

13.1 The certificates evidencing the Series 1 Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right, exchange put right, and automatic exchange thereunder).

                                   ARTICLE 14
                                  MISCELLANEOUS

14.1 Any notice, request or other communication to be given to the Corporation by a holder of Series 1 Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

14.2 Any presentation and surrender by a holder of Series 1 Exchangeable Shares to the Corporation or the Transfer Agent or the Trustee under the Voting and Exchange Trust Agreement of certificates representing Series 1 Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Series 1 Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

14.3 Any notice, request or other communication to be given to a holder of Series 1 Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Series 1 Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

14.4 All Series 1 Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be canceled.

14.5 For purposes of determining the tax payable, by reason of subparagraphs 191.1(1)(a)(ii) and (iii) of the Income Tax Act (Canada), with respect to the Series 1 Exchangeable Shares, the Corporation shall prepare, execute and file the election prescribed by subsection 191.2(1) of the Income Tax Act (Canada), within the time limits prescribed in subsection 191.2(1) of the Income Tax Act (Canada).

                                   SCHEDULE A
                              NOTICE OF RETRACTION

To the Corporation and Weatherford International, Inc.

         This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice which are defined in the Share Provisions have the meanings attributed to such words and expressions in such Share Provisions.

         The undersigned hereby notifies the parties described above that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share
Provisions:

[ ]      all share(s) represented by this certificate; or

[ ]                            share(s) only.
         ----------------------

         The undersigned hereby notifies the parties described above that the Retraction Date shall be ___________________________.


NOTE: The Retraction Date must be a Business Day and must not be less than five Business Days nor more than 10 Business Days after the date upon which this notice is received by the Corporation. In the event that no such Business Day is specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this notice is received by the Corporation.

         The undersigned acknowledges the Retraction Call Right of Weatherford International, Inc. to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Weatherford International, Inc. in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If Weatherford International, Inc. determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Weatherford International, Inc., may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of liquidity or solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Weatherford International, Inc. to purchase the unredeemed Retracted Shares.

         The undersigned hereby represents and warrants to the Corporation and Weatherford International, Inc. that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation or Weatherford International, Inc., as the case may be, free and clear of all liens, claims and encumbrances.


----------------------------      -------------------------------------       ------------------------------------------
           (Date)                      (Signature of Shareholder)                      (Guarantee of Signature)

[ ] Please check box if the legal or beneficial owner of the Retracted Shares is a non-resident of Canada.

[ ] Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of _________________________ (the "Transfer Agent") in Calgary, Alberta or Toronto, Ontario failing which the securities and any cheque(s) or other non-cash assets will be delivered to the last address of the shareholder as it appears on the register by such means as the Corporation deems appropriate.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer office in Calgary, Alberta or Toronto, Ontario. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque(s) and other non-cash assets resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

-----------------------------------------------------         Date
Name of Person in Whose Name Securities or Cheque(s)               -------------------------------
or Other Non-cash Assets Are To Be Registered, Issued
or Delivered (please print)

-----------------------------------------------------           ----------------------------------
Street Address or P.O. Box                                      Signature of Shareholder

-----------------------------------------------------           ----------------------------------
City - Province                                                 Signature Guaranteed by

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

                                   SCHEDULE B
                             NOTICE OF EXCHANGE PUT

To the Trustee, the Corporation and Weatherford International, Inc.

         This notice is given pursuant to Article 8 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice which are defined in the Share Provisions have the meanings attributed to such words and expressions in such Share Provisions.

         The undersigned hereby notifies the parties described above that the undersigned desires to have Weatherford International, Inc. purchase and exchange in accordance with Article 8 of the Share Provisions:

[ ]      all share(s) represented by this certificate; or

[ ]                             share(s) only.
         ----------------------
         The undersigned hereby notifies the parties described above that the Exchange Put Date shall be_____________________.


NOTE: The Exchange Put Date must be a Business Day and must not be less than five Business Days nor more than 10 Business Days after the date upon which this notice is received by the parties described above. In the event that no such Business Day is specified above, the Exchange Put Date shall be deemed to be the tenth Business Day after the date on which this notice is received by the parties described above.

         The undersigned hereby represents and warrants to Weatherford International, Inc. that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by Weatherford International, Inc., free and clear of all liens, claims and encumbrances.


----------------------------      -------------------------------------       ------------------------------------------
           (Date)                      (Signature of Shareholder)                      (Guarantee of Signature)

[ ] Please check box if the legal or beneficial owner of the Exchanged Shares is a non-resident of Canada.

[ ] Please check box if the securities and any cheque(s) or other non-cash assets resulting from the purchase and exchange of the Exchanged Shares are to be held for pick-up by the shareholder at the principal transfer office of _________________________ (the "Transfer Agent") in Calgary, Alberta or Toronto, Ontario failing which the securities and any cheque(s) or other non-cash assets will be delivered to the last address of the shareholder as it appears on the register by such means as the Corporation deems appropriate.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer office in Calgary, Alberta or Toronto, Ontario. The securities and any cheque(s) or other non-cash assets resulting from the purchase and exchange of the Exchanged Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque(s) and other non-cash assets resulting from such purchase and exchange will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

-----------------------------------------------------        Date
Name of Person in Whose Name Securities or Cheque(s)              --------------------------------
or Other Non-cash Assets Are To Be Registered, Issued
or Delivered (please print)

-----------------------------------------------------           ----------------------------------
Street Address or P.O. Box                                      Signature of Shareholder

-----------------------------------------------------           ----------------------------------
City - Province                                                 Signature Guaranteed by

NOTE: If the notice of exchange put is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

                                                                       EXHIBIT B

                                SUPPORT AGREEMENT

     MEMORANDUM OF AGREEMENT made as of _____________________, 2000.

BETWEEN:
          WEATHERFORD INTERNATIONAL, INC.,
          a corporation existing under the laws of the State of Delaware, (hereinafter referred to as "Weatherford"),

                                                              OF THE FIRST PART,

                                     - and -

          WEATHERFORD OIL SERVICES, INC.,
          a corporation existing under the laws of the Province of Alberta, (hereinafter referred to as "Services"),

                                                             OF THE SECOND PART.

     WHEREAS pursuant to a Combination Agreement dated as of June 16, 2000, by and among Weatherford, Services, Weatherford Canada Ltd. and Alpine Oil Services Corporation ("Alpine") (such agreement as it may be amended or restated is hereinafter referred to as the "Combination Agreement") the parties agreed that on the Effective Date (as defined in the Combination Agreement), Weatherford and Services would execute and deliver a Support Agreement containing the terms and conditions set forth in Exhibit B to the Combination Agreement together with such other terms and conditions as may be agreed to by the parties to the Combination Agreement acting reasonably;

     AND WHEREAS pursuant to an arrangement (the "Arrangement") effected by Articles of Arrangement dated _________________, 2000 pursuant to the Business Corporations Act (Alberta) each issued and outstanding common share of Alpine (an "Alpine Common Share") was transferred to Services in consideration for ___________ Series 1 Exchangeable Shares of Services (the "Series 1 Exchangeable Shares") for each Alpine Common Share;

     AND WHEREAS Appendix A of the above-mentioned Articles of Arrangement sets forth the rights, privileges, restrictions and conditions attaching to the Series 1 Exchangeable Shares (collectively the "Exchangeable Share Provisions");

     AND WHEREAS the parties hereto desire to make appropriate provision and to establish a procedure whereby Weatherford will take certain actions and make certain payments and deliveries necessary to ensure that Services will be able to make certain payments and to deliver or cause to be delivered shares of Weatherford Common Stock in satisfaction of the obligations of Services under the Exchangeable Share Provisions with respect to the payment and satisfaction of dividends, Liquidation Amounts, Retraction Prices and Redemption Prices, all in accordance with the Exchangeable Share Provisions;

     NOW THEREFORE in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.   DEFINITIONS AND INTERPRETATION

     (a) DEFINED TERMS. Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning attributed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.

     (b) INTERPRETATION NOT AFFECTED BY HEADINGS. ETC The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

     (c) NUMBER, GENDER, ETC. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

     (d) DATE FOR ANY ACTION, If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

2.   COVENANTS OF WEATHERFORD AND SERVICES

     (a) COVENANTS OF WEATHERFORD REGARDING SERIES 1 EXCHANGEABLE SHARES. So long as any Series 1 Exchangeable Shares are outstanding, Weatherford will:

          (i) not declare or pay any dividend on Weatherford Common Stock unless (A) Services will have or will be provided with sufficient assets, funds and other property available to enable the due declaration and the due and punctual payment in accordance with applicable law of an equivalent dividend on the Series 1 Exchangeable Shares and (B) Sections 2(a)(ii), (iii) and (iv) shall be complied with in connection with such dividend;

          (ii) use its reasonable best efforts to cause Services to declare simultaneously with the declaration of any dividend on Weatherford Common Stock an equivalent dividend on the Series 1 Exchangeable Shares and, when such dividend is paid on Weatherford Common Stock, use its reasonable best efforts to cause Services to pay simultaneously therewith such equivalent dividend on the Series 1 Exchangeable Shares, in each case in accordance with the Exchangeable Share Provisions;

          (iii) advise Services of the declaration by Weatherford of any dividend on Weatherford Common Stock and take all such other actions as are reasonably necessary, in cooperation with Services, to ensure that the respective declaration date, record date and payment date for a dividend on the Series 1 Exchangeable Shares shall be the same as the record date, declaration date and payment date for the corresponding dividend on Weatherford Common Stock and such dividend on the Series 1

                Exchangeable Shares shall correspond with any requirement of the principal stock exchange on which the Series 1 Exchangeable Shares are listed;

          (iv) take all such actions and do all such things as are necessary or desirable to enable and permit Services, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount in respect of each issued and outstanding Series 1 Exchangeable Share upon the liquidation, dissolution or winding-up of Services, including without limitation all such actions and all such things as are necessary or desirable to enable and permit Services to cause to be delivered shares of Weatherford Common Stock to the holders of Series 1 Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions;

          (v) take all such actions and do all such things as are necessary or desirable to enable and permit Services, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Retraction Price and the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit Services to cause to be delivered shares of Weatherford Common Stock to the holders of Series 1 Exchangeable Shares, upon the retraction or redemption of the Series 1 Exchangeable Shares in accordance with the provisions of Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be; and

          (vi) not indirectly exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding-up of Services, nor take any action or omit to take any action that is designed to result in, nor omit to take any action to prevent, the liquidation. dissolution or winding-up of Services.

     (b) SEGREGATION OF FUNDS. Weatherford will cause Services to deposit a sufficient amount of funds in a separate account and segregate a sufficient amount of such assets and other property as is necessary to enable Services to pay or otherwise satisfy the applicable dividends, Liquidation Amount, Retraction Price or Redemption Price, in each case for the benefit of holders from time to time of the Series 1 Exchangeable Shares, and Services will use such funds, assets and other property so segregated exclusively for the payment of dividends and the payment or other satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price, as applicable, net of any corresponding withholding tax obligations and for the remittance of such withholding tax obligations.

     (c) RESERVATION OF SHARES OF WEATHERFORD COMMON STOCK. Weatherford hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from preemptive and other rights, out of its authorized and unissued capital stock such number of shares of Weatherford Common Stock (or other shares or securities into which Weatherford Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) (i) as is equal to the sum of (A) the number of Series 1 Exchangeable Shares issued and outstanding from time to time and (B) the number of Series 1 Exchangeable Shares issuable upon the exercise of all rights to acquire Series 1 Exchangeable Shares outstanding from time to time and
          (ii) as are now and may hereafter be required to enable and permit Weatherford and Services to meet their respective obligations hereunder, under the Voting and Exchange Trust Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Arrangement with respect to which Weatherford may now or hereafter be required to issue shares of Weatherford Common Stock.

     (d) NOTIFICATION OF CERTAIN EVENTS. In order to assist Weatherford to comply with its obligations hereunder, Services will give Weatherford notice of each of the following events at the time set forth below:

          (i) in the event of any determination by the Board of Directors of Services to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Services or to effect any other distribution of the assets of Services among its shareholders for the purpose of winding-up its affairs, at least 5 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

          (ii) immediately, upon the earlier of (A) receipt by Services of notice of, and (B) Services otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Services or to effect any other distribution of the assets of Services among its shareholders for the purpose of winding-up its affairs;

          (iii) immediately, upon receipt by Services of a Retraction Request (as defined in the Exchangeable Share Provisions);

          (iv) at least 10 days prior to any accelerated Automatic Redemption Date determined by the Board of Directors of Services in accordance with the Exchangeable Share Provisions; and

          (v) as soon as practicable upon the issuance by Services of any Series 1 Exchangeable Shares or rights to acquire Series 1 Exchangeable Shares.

     (e) DELIVERY OF SHARES OF WEATHERFORD COMMON STOCK. In furtherance of its obligations hereunder, upon notice of any event which requires Services to cause to be delivered shares of Weatherford Common Stock to any holder of Series 1 Exchangeable Shares, Weatherford shall forthwith issue and deliver the requisite shares of Weatherford Common Stock to or to the order of the former holder of the surrendered Series 1 Exchangeable Shares, as Services shall direct. All such shares of Weatherford Common Stock shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim.

     (f) QUALIFICATION OF SHARES OF WEATHERFORD COMMON STOCK AND LISTING OF SERIES 1 EXCHANGEABLE SHARES. Weatherford covenants that if any shares of Weatherford Common Stock (or other shares or securities into which Weatherford Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) to be issued and delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right or the Automatic Exchange Rights (both as defined in the Voting and Exchange Trust Agreement) require registration or qualification with or approval of or the filing of any document including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfillment of any other legal requirement (collectively, the "Applicable Laws") before such shares (or other shares or securities into which Weatherford Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) may be issued and delivered by Weatherford to the initial holder thereof (other than Services) or in order that such shares may be freely traded thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of Weatherford for purposes of Canadian federal or provincial securities law or an "affiliate" of Weatherford or, prior to the Effective Date, of Alpine for purposes of United States federal or state securities law), Weatherford will in good faith expeditiously take all such actions and do all such things as are necessary to cause such shares of Weatherford Common Stock (or other shares or securities into which Weatherford Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) to be and remain duly registered, qualified or approved. Weatherford represents and warrants that it has in good faith taken all actions and done all things as are necessary under Applicable Laws as they exist on the date hereof to cause the shares of Weatherford Common Stock (or other shares or securities into which Weatherford Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) to be issued and delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right and the Automatic Exchange Rights to be freely tradeable thereafter (other than restrictions on transfer by reason of a holder being a "control person" of Weatherford for the purposes of Canadian federal and provincial securities law or an "affiliate" of Weatherford or, prior to the Effective Date, of Alpine for the purposes of United States federal or state securities law). Weatherford will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of Weatherford Common Stock (or other shares or securities into which Weatherford Common Stock may be reclassified or changed as contemplated by Section 2(g) hereof) to be delivered hereunder, including for greater certainty, pursuant to the Exchangeable Share Provisions, or pursuant to the Exchange Right or the Automatic Exchange Rights to be and to continue to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time. Weatherford will in good faith expeditiously take all such action and do all such things as are necessary to cause all Series 1 Exchangeable Shares to be and to continue to be listed and posted for trading on the TSE, if possible, or failing which, on another stock exchange in Canada.

     (g)  EQUIVALENCE.

          (i) Weatherford will not without the prior approval of Services and the prior approval of the holders of the Series 1 Exchangeable Shares given in accordance with Section 9.2 of the Exchangeable Share Provisions:

                (A) issue or distribute shares of Weatherford Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Weatherford Common Stock) to the holders of all or substantially all of the then outstanding Weatherford Common Stock by way of stock dividend or other distribution; or

               (B) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of Weatherford Common Stock entitling them to subscribe for or to purchase shares of Weatherford Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of Weatherford Common Stock); or

               (C) issue or distribute to the holders of all or substantially all of the then outstanding shares of Weatherford Common Stock (I) shares or securities of Weatherford of any class other than Weatherford Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Weatherford Common Stock), (II) rights, options or warrants other than those referred to in Section 2(g)(i)(B) above, (III) evidences of indebtedness of Weatherford or (IV) assets of Weatherford;

                unless it has taken its reasonable best efforts to permit Services to issue or distribute the equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Series 1 Exchangeable Shares and to issue or distribute such rights, options, securities, shares, evidences of indebtedness or other assets simultaneously to holders of the Series 1 Exchangeable Shares.

          (ii)  Weatherford will not

                (A) subdivide, redivide or change the then outstanding shares of Weatherford Common Stock into a greater number of shares of Weatherford Common Stock; or

                (B) reduce, combine or consolidate or change the then outstanding shares of Weatherford Common Stock into a lesser number of shares of Weatherford Common Stock; or

                (C) reclassify or otherwise change the shares of Weatherford Common Stock or effect an amalgamation, merger, reorganization or other transaction affecting the shares of Weatherford Common Stock;

                unless it has taken its reasonable best efforts to permit Services to simultaneously make the same or an equivalent change to, or in the rights of holders of, the Series 1 Exchangeable Shares and unless it has taken its reasonable best efforts to cause Services to make the same or an equivalent change to, or in the rights of the holders of, the Series 1 Exchangeable Shares.

          (iii) Weatherford will use its reasonable best efforts to ensure that the record date for any event referred to in Section 2(g)(i) or 2(g)(ii) above, or (if no record date is applicable for such event) the effective date for any such event, is not less than 10 days after the date on which such event is declared or announced by Weatherford (with simultaneous notice thereof to be given by Weatherford to Services).

     (h) TENDER OFFERS, ETC. In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Weatherford Common Stock (an "Offer") is proposed by Weatherford or is proposed to Weatherford or its shareholders and is recommended by the Board of Directors of Weatherford, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Weatherford, Weatherford shall take all such actions and do all such things as are reasonably necessary or desirable to enable and permit holders of Series 1 Exchangeable Shares to participate in such Offer to the same extent and on an equivalent basis as the holders of shares of Weatherford Common Stock.

     (i) WEATHERFORD NOT TO VOTE SERIES 1 EXCHANGEABLE SHARES. Weatherford covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all Series 1 Exchangeable Shares held by Weatherford and its Subsidiaries for the sole purpose of attending each meeting of holders of Series 1 Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Weatherford further covenants and agrees that it will not, and will cause its Subsidiaries not to, exercise any voting rights which may be exercisable by holders of Series 1 Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the Business Corporations Act (Alberta) (or any successor or other corporate statute by which Services may in the future be governed) with respect to any Series 1 Exchangeable Shares held by it or by its Subsidiaries in respect of any matter considered at any meeting of holders of Series 1 Exchangeable Shares.

     (j) DUE PERFORMANCE. On and after the Effective Date, Weatherford shall duly and timely perform all of its obligations provided for in the Plan of Arrangement, including any obligations that may arise upon the exercise of Weatherford's rights under the Exchangeable Share Provisions.

3.   GENERAL

     (a) TERM. This agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Series 1 Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Series 1 Exchangeable Shares) are held by any party other than Weatherford and any of its Subsidiaries.

     (b) CHANGES IN CAPITAL OF WEATHERFORD AND SERVICES. Notwithstanding the provisions of Section 3(d) hereof, at all times after the occurrence of any event effected pursuant to Section 2(g) or 2(h) hereof, as a result of which either Weatherford Common Stock or the Series 1 Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Weatherford Common Stock or the Series 1 Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

     (c) SEVERABILITY, If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby and this agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

     (d) AMENDMENTS, MODIFICATIONS, ETC. This agreement may not be amended or modified except by an agreement in writing executed by Services and Weatherford and approved by the holders of the Series 1 Exchangeable Shares in accordance with Section 9.2 of the Exchangeable Share Provisions.

     (e) MINISTERIAL AMENDMENTS. Notwithstanding the provisions of Section 3(d), the parties to this agreement may in writing, at any time and from time to time, without the approval of the holders of the Series 1 Exchangeable Shares, amend or modify this agreement for the purposes of:

          (i) adding to the covenants of either or both parties for the protection of the holders of the Series 1 Exchangeable Shares;

          (ii) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of Services, it may be expedient to make, provided that such board of directors shall be of the opinion that such amendments or modifications will not be prejudicial to the interests of the holders of the Series 1 Exchangeable Shares; or

          (iii) making such changes or corrections which, on the advice of counsel to Services and Weatherford, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the board of directors of Services shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the holders of the Series 1 Exchangeable Shares.

     (f) MEETING TO CONSIDER AMENDMENTS. Services, at the request of Weatherford, shall call a meeting or meetings of the holders of the Series 1 Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval of such shareholders. Any such meeting or meetings shall be called and held in accordance with the by-laws of Services, the Exchangeable Share Provisions and all applicable laws.

     (g) AMENDMENTS ONLY IN WRITING. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by both of the parties hereto.

     (h) INUREMENT. This agreement shall be binding upon and inure to the benefit of the parties hereto and the holders, from time to time, of Series 1 Exchangeable Shares and each of their respective heirs, successors and assigns.

     (i) NOTICES TO PARTIES. All notices and other communications between the parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):

          (i)   if to Weatherford at:

                Weatherford International, Inc.
                515 Post Oak Boulevard, Suite 600
                Houston, Texas 77027
                Attention:  Curtis W. Huff
                Facsimile:  (713) 693-4484

          (ii) if to Services at:

                Weatherford Oil Services, Inc.
                515 Post Oak Boulevard, Suite 600
                Houston, Texas 77027
                Attention:  General Counsel
                Facsimile:  (713) 693-4481

          Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

     (j) COUNTERPARTS. This agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. A counterpart delivered by facsimile is hereby deemed to be as effective as a counterpart delivered in original form.

     (k) JURISDICTION. This agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

     (l) ATTORNMENT. Weatherford agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints Services at its registered office in the Province of Alberta as Weatherford's attorney for service of process.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first above written.

WEATHERFORD INTERNATIONAL, INC.                   WEATHERFORD OIL SERVICES, INC.

Per:                                        Per:
    ------------------------------               ------------------------------

Per:                                        Per:
    ------------------------------               ------------------------------

                                                                       EXHIBIT C


                       VOTING AND EXCHANGE TRUST AGREEMENT

MEMORANDUM OF AGREEMENT made as of the _____ day of ______________, 2000.

B E T W E E N:

                    WEATHERFORD INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware (hereinafter referred to as "Weatherford")

                                                              OF THE FIRST PART,

                    - and -

                    WEATHERFORD OIL SERVICES, INC., a corporation existing under the laws of the Province of Alberta (hereinafter referred to as "Services")

                                                             OF THE SECOND PART,

                    - and -

                    MONTREAL TRUST COMPANY OF CANADA a trust company existing under the laws of Canada (hereinafter referred to as the "Trustee")

                                                               OF THE THIRD PART

     WHEREAS pursuant to a Combination Agreement dated as of June 16, 2000, by and among Weatherford, Services, Weatherford Canada Ltd. and Alpine Oil Services Corporation ("Alpine") (such agreement as it may be amended or restated is hereinafter referred to as the "Combination Agreement") the parties agreed that on the Effective Date (as defined in the Combination Agreement), Weatherford and Services would execute and deliver a Voting and Exchange Trust Agreement containing the terms and conditions set forth in Exhibit C to the Combination Agreement together with such other terms and conditions as may be agreed to by the parties to the Combination Agreement acting reasonably;

     AND WHEREAS pursuant to an arrangement (the "Arrangement") effected by Articles of Arrangement dated _________________, 2000 filed pursuant to the Business Corporations Act (Alberta), each issued and outstanding common share of Alpine (an "Alpine Common Share") was transferred to Services in consideration for _____ Series 1 Exchangeable Shares of Services (the "Series 1 Exchangeable Shares");

     AND WHEREAS Appendix A of the above-mentioned Articles of Arrangement sets forth the rights, privileges, restrictions and conditions attaching to the Series 1 Exchangeable Shares (collectively, the "Exchangeable Share Provisions");

     AND WHEREAS Weatherford is to provide voting rights in Weatherford to each holder (other than Weatherford and its Subsidiaries) from time to time of Series 1 Exchangeable Shares, such voting rights per Series 1 Exchangeable Share to be equivalent to the voting rights per share of Weatherford Common Stock (the "Weatherford Common Stock");

     AND WHEREAS Weatherford is to grant to and in favour of the holders (other than Weatherford and its Subsidiaries) from time to time of Series 1 Exchangeable Shares the right, in the circumstances set forth herein, to require Weatherford to purchase from each such holder all or any part of the Series 1 Exchangeable Shares held by the holder;

     AND WHEREAS the parties desire to make appropriate provision and to establish a procedure whereby voting rights in Weatherford shall be exercisable by holders (other than Weatherford and its Subsidiaries) from time to time of Series 1 Exchangeable Shares by and through the Trustee, which will hold legal title to one share of Weatherford Series A, Preferred Stock, $1.00 par value (the "Weatherford Special Voting Preferred Stock") to which voting rights attach for the benefit of such holders and whereby the rights to require Weatherford to purchase Series 1 Exchangeable Shares from the holders thereof (other than Weatherford and its Subsidiaries) shall be exercisable by such holders from time to time of Series 1 Exchangeable Shares by and through the Trustee, which will hold legal title to such rights for the benefit of such holders;

     AND WHEREAS these recitals and any statements of fact in this agreement are made by Weatherford and Services and not by the Trustee;

     NOW THEREFORE in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.   DEFINITIONS AND INTERPRETATION

     (a) DEFINITIONS. In this agreement, the following terms shall have the following meanings:

          "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of Weatherford Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of shares of Series 1 Exchangeable Shares issued and outstanding and held by Holders multiplied by (ii) the Equivalent Vote Amount.

          "Applicable Laws" has the meaning set out in Section 5(j).

          "Arrangement" has the meaning set out in the recitals hereto.

          "Automatic Exchange Rights" means the benefit of the obligation of Weatherford to effect the automatic exchange of shares of Weatherford Common Stock for Series 1 Exchangeable Shares pursuant to Section 5(1)(iii) hereof.

          "Board of Directors" means the Board of Directors of Services.

          "Business Day" has the meaning set out in the Exchangeable Share Provisions.

          "Combination Agreement" has the meaning set out in the recitals hereto.

          "Equivalent Vote Amount" means, with respect any matter, proposition or question on which holders of Weatherford Common Stock are entitled to vote, consent or otherwise act, the number of votes to which a holder of one share of Weatherford Common Stock is entitled with respect to such matter, proposition or question.

          "Exchange Put Right" has the meaning set out in the Exchangeable Share Provisions.

          "Exchange Right" has the meaning set out in Section 5(a)(i) hereof.

          "Exchangeable Share Provisions" has the meaning set out in the recitals hereto.

          "Holder Votes" has the meaning set out in Section 4(b) hereof.

          "Holders" means the registered holders from time to time of Series 1 Exchangeable Shares, other than Weatherford and its Subsidiaries.

          "Indemnified Parties" has the meaning set out in Section 9(a) hereof.

          "Insolvency Event" means the institution by Services of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of Services to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies' Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by Services to contest in good faith any such proceedings commenced in respect of Services within 15 days of becoming aware thereof, or the consent by Services to the filing of any such petition or to the appointment of a receiver, or the making by Services of a general assignment for the benefit of creditors, or the admission in writing by Services of its inability to pay its debts generally as they become due, or Services not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Series 1 Exchangeable Shares in accordance with the terms thereof or to redeem any other exchangeable shares of Services in accordance with the terms thereof.

          "Liquidation Call Right" has the meaning set out in the Exchangeable Share Provisions.

          "Liquidation Event" has the meaning set out in Section 5(l)(ii) hereof.

          "Liquidation Event Effective Time" has the meaning set out in Section 5(l)(iii) hereof.

          "List" has the meaning set out in Section 4(f) hereof.

          "Officer's Certificate" means, with respect to Weatherford or Services, as the case may be, a certificate signed by any one of the Chairman of the Board, the Vice-Chairman of the Board, the President, any Vice-President or any other officer of Weatherford or Services, as the case may be.

          "Person" includes an individual, partnership, corporation, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.

          "Redemption Call Right" has the meaning set out in the Exchangeable Share Provisions.

          "Retracted Shares" has the meaning set out in Section 5(g) hereof.

          "Retraction Call Right" has the meaning set out in the Exchangeable Share Provisions.

          "Series 1 Exchangeable Share Consideration" has the meaning set out in the Exchangeable Share Provisions.

          "Series 1 Exchangeable Share Price" has the meaning set out in the Exchangeable Share Provisions.

          "Series 1 Exchangeable Shares" has the meaning set out in the recitals hereto.

          "Services Common Shares" means common shares in the share capital of Services.

          "Subsidiary" has the meaning set out in the Exchangeable Share Provisions.

          "Support Agreement" means that certain support agreement made as of even date hereof between Services and Weatherford.

          "Trust" means the trust created by this agreement.

          "Trust Estate" means the Voting Share, the Exchange Right, the Exchange Put Right, the Automatic Exchange Rights and any securities, money or other property which may be held by the Trustee from time to time pursuant to this agreement.

          "Trustee" means Montreal Trust Company of Canada and, subject to the provisions of Article 10 hereof, includes any successor trustee or permitted assigns.

          "Voting Share" means the one share of Weatherford Special Voting Preferred Stock issued by Weatherford to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of Weatherford Common Stock equal to the Aggregate Equivalent Vote Amount.

          "Weatherford Common Stock" has the meaning set out in the recitals hereto.

          "Weatherford Consent" has the meaning set out in Section 4(b) hereof.

          "Weatherford Meeting" has the meaning set out in Section 4(b) hereof.

          "Weatherford Special Voting Preferred Stock" has the meaning set out in the recitals hereto.

          "Weatherford Successor" has the meaning set out in Section 11 (a)(i) hereof "Voting Rights" means the voting rights attached to the Voting Share.

     (b) INTERPRETATION NOT AFFECTED BY HEADINGS, ETC. The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

     (c) NUMBER, GENDER, ETC. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

     (d) DATE FOR ANY ACTION. If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

2.   PURPOSE OF AGREEMENT

     The purpose of this agreement is to create the Trust for the benefit of the Holders, as herein provided. The Trustee will hold the Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right, the Exchange Put Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Holders as provided in this agreement.

3.   VOTING SHARE

     (a) ISSUANCE AND OWNERSHIP OF THE VOTING SHARE. Weatherford hereby issues to and deposits with the Trustee the Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders and in accordance with the provisions of this agreement. Weatherford hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the issuance of the Voting Share by Weatherford to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Voting Share, provided that the Trustee shall:

          (i) hold the Voting Share and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and

          (ii) except as specifically authorized by this agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Voting Share and the Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

     (b) LEGENDED SHARE CERTIFICATES. Services will cause each certificate representing Series 1 Exchangeable Shares to bear an appropriate legend notifying the Holders of their right to instruct the Trustee with respect to the exercise of the Voting Rights with respect to the Series 1 Exchangeable Shares held by a Holder.

     (c) SAFE KEEPING OF CERTIFICATE. The certificate representing the Voting Share shall at all times be held in safe keeping by the Trustee or its agent.

4.   EXERCISE OF VOTING RIGHTS

     (a) VOTING RIGHTS. The Trustee, as the holder of record of the Voting Share, shall be entitled to all of the Voting Rights, including the right to consent to or to vote in person or by proxy the Voting Share, on any matter, question or proposition whatsoever that may properly come before the stockholders of Weatherford at a Weatherford Meeting or in connection with a Weatherford Consent (in each case, as hereinafter defined). The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to Section 7(o) hereof, the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Holders entitled to instruct the Trustee as to the voting thereof at the time at which a Weatherford Consent is sought or a Weatherford Meeting is held. To the extent that no instructions are received from a Holder with respect to the Voting Rights to which such Holder is entitled, the Trustee shall not exercise or permit the exercise of such Holder's Voting Rights.

     (b) NUMBER OF VOTES. With respect to all meetings of stockholders of Weatherford at which holders of shares of Weatherford Common Stock are entitled to vote (a "Weatherford Meeting") and with respect to all written consents sought by Weatherford from its stockholders including the holders of shares of Weatherford Common Stock (a "Weatherford Consent"), each Holder shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, a number of votes equal to the Equivalent Vote Amount for each Series 1 Exchangeable Share owned of record by such Holder on the record date established by Weatherford or by applicable law for such Weatherford Meeting or Weatherford Consent, as the case may be (the "Holder Votes") in respect of each matter, question or proposition to be voted on at such Weatherford Meeting or to be consented to in connection with such Weatherford Consent.

     (c) MAILINGS TO SHAREHOLDERS. With respect to each Weatherford Meeting and Weatherford Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as Weatherford utilizes in communications to holders of Weatherford Common Stock, subject to the Trustee's ability to provide this method of communication and upon being advised in writing of such method) to each of the Holders named in the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by Weatherford to its stockholders:

          (i) a copy of such notice, together with any proxy or information statement and related materials to be provided to stockholders of Weatherford;

          (ii) a statement that such Holder is entitled to instruct the Trustee as to the exercise of the Holder Votes with respect to such Weatherford Meeting or Weatherford Consent, as the case may be, or, pursuant to Section 4(g) hereof, to attend such Weatherford Meeting and to exercise personally as the proxy of the Trustee, the Holder Votes thereat;

          (iii) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

               (A) a proxy to such Holder or his designee to exercise personally the Holder Votes; or

               (B) a proxy to a designated agent or other representative of the management of Weatherford to exercise such Holder Votes;

          (iv) a statement that if no such instructions are received from the Holder, the Holder Votes to which such Holder is entitled will not be exercised;

          (v) a form of direction whereby the Holder may so direct and instruct the Trustee as contemplated herein; and

          (vi) a statement of (A) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a Weatherford Meeting shall not be earlier than the close of business on the Business Day prior to such meeting, and (B) the method for revoking or amending such instructions.

          The materials referred to above are to be provided by Weatherford to the Trustee, but shall be subject to review and comment by the Trustee. For the purpose of determining Holder Votes to which a Holder is entitled in respect of any such Weatherford Meeting or Weatherford Consent, the number of Series 1 Exchangeable Shares owned of record by the Holder shall be determined at the close of business on the record date established by Weatherford or by applicable law for purposes of determining stockholders entitled to vote at such Weatherford Meeting or to give written consent in connection with such Weatherford Consent. Weatherford will notify the Trustee in writing of any decision of the board of directors of Weatherford with respect to the calling of any such Weatherford Meeting or the seeking of any such Weatherford Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this Section 4(c).

     (d) COPIES OF STOCKHOLDER INFORMATION. Weatherford will deliver to the Trustee copies of all proxy materials, (including notices of Weatherford Meetings but excluding proxies to vote shares of Weatherford Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of Weatherford Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Holder at the same time as such materials are first sent to holders of Weatherford Common Stock. The Trustee will mail or otherwise send to each Holder, at the expense of Weatherford, copies of all such materials (and all materials specifically directed to the Holders or to the Trustee for the benefit of the Holders by Weatherford) received by the Trustee from Weatherford at the same time as such materials are first sent to holders of Weatherford Common Stock. The Trustee will make copies of all such materials available for inspection by any Holder at the Trustee's principal office in the cities of Calgary and Toronto.


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




     (e) OTHER MATERIALS. Immediately after receipt by Weatherford or any stockholder of Weatherford of any material sent or given generally to the holders of Weatherford Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Weatherford shall use its best efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Holders by such third party) to each Holder as soon as possible thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Holder, at the expense of Weatherford, copies of all such materials received by the Trustee from Weatherford. The Trustee will also make copies of all such materials available for inspection by any Holder at the Trustee's principal office in the cities of Toronto and Calgary.

     (f) LIST OF PERSONS ENTITLED TO VOTE. Services shall, (i) prior to each annual, general and special Weatherford Meeting or the seeking of any Weatherford Consent and (ii) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Holders arranged in alphabetical order and showing the number of Series 1 Exchangeable Shares held of record by each such Holder, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Weatherford Meeting or a Weatherford Consent, at the close of business on the record date established by Weatherford or pursuant to applicable law for determining the holders of Weatherford Common Stock entitled to receive notice of and/or to vote at such Weatherford Meeting or to give consent in connection with such Weatherford Consent. Each such List shall be delivered to the Trustee promptly after receipt by Services of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable the Trustee to perform its obligations under this agreement. Weatherford agrees to give Services written notice (with a copy to the Trustee) of the calling of any Weatherford Meeting or the seeking of any Weatherford Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable Services to perform its obligations under this Section 4(f).

     (g) ENTITLEMENT TO DIRECT VOTES. Any Holder named in a List prepared in connection with any Weatherford Meeting or any Weatherford Consent will be entitled (i) to instruct the Trustee in the manner described in Section 4(c) hereof with respect to the exercise of the Holder Votes to which such Holder is entitled or (ii) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Holder Votes to which such Holder is entitled.

     (h)  VOTING BY TRUSTEE, AND ATTENDANCE OF TRUSTEE REPRESENTATIVE, AT
          MEETING.

     (i) In connection with each Weatherford Meeting and Weatherford Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Holder pursuant to
          Section 4(c) hereof, the Holder Votes as to which such Holder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Holder prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Holder pursuant to Section 4(c) hereof.

     (ii) The Trustee shall cause such representatives as are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Weatherford Meeting. Upon submission by a Holder (or its designee) of identification satisfactory to the Trustee's representatives, and at the Holder's request, such representatives shall sign and deliver to such Holder (or its designee) a proxy to exercise personally the Holder Votes as to which such Holder is otherwise entitled hereunder to direct the vote, if such Holder either
          (A) has not previously given the Trustee instructions pursuant to
          Section 4(c) hereof in respect of such meeting, or (B) submits to the Trustee's representatives written revocation of any such previous instructions. At such meeting, the Holder exercising such Holder Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

(i) DISTRIBUTION OF WRITTEN MATERIALS. Any written materials to be distributed by the Trustee to the Holders pursuant to this agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as Weatherford utilizes in communications to holders of Weatherford Common Stock) to each Holder at its address as shown on the books of Services. Services shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

     (A)  a current List; and

     (B) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this agreement.

     The materials referred to above are to be provided by Services to the Trustee, but shall be subject to review and comment by the Trustee.

(j) TERMINATION OF VOTING RIGHTS. Except as otherwise provided herein or in the Exchangeable Share Provisions, all of the rights of a Holder with respect to the Holder Votes exercisable in respect of the Series 1 Exchangeable Shares held by such Holder, including the right to instruct the Trustee as to the voting of or to vote personally such Holder Votes, shall be deemed to be surrendered by the Holder to Weatherford and such Holder Votes and the Voting Rights represented thereby shall cease immediately upon the delivery by such Holder to the Trustee of the certificates representing such Series 1 Exchangeable Shares in connection with the exercise by the Holder of the Exchange Put Right, Exchange Right or the occurrence of the automatic exchange of Series 1 Exchangeable Shares for shares of Weatherford Common Stock, as specified in Article 5 hereof (unless in any case Weatherford shall not have delivered the Series 1 Exchangeable Share Consideration deliverable in exchange therefor to the Trustee for delivery to the Holders), or upon the redemption of Series 1 Exchangeable Shares pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of Services pursuant to Article 5 of the Exchangeable Share Provisions, or upon the purchase of Series 1

     Exchangeable Shares from the holder thereof by Weatherford pursuant to the exercise by Weatherford of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

5.   EXCHANGE RIGHT, EXCHANGE PUT RIGHT AND AUTOMATIC EXCHANGE RIGHTS

     (a) GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT, THE EXCHANGE PUT RIGHT AND THE AUTOMATIC EXCHANGE RIGHTS. Weatherford hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders

          (i) the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require Weatherford to purchase from each or any Holder all or any part of the Series 1 Exchangeable Shares held by the Holders,

          (ii) the Exchange Put Right, and

          (iii) the Automatic Exchange Rights,

          all in accordance with the provisions of this agreement. Weatherford hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right, the Exchange Put Right and the Automatic Exchange Rights by Weatherford to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right, the Exchange Put Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Exchange Right, the Exchange Put Right and the Automatic Exchange Rights, provided that the Trustee shall:

               (A) hold the Exchange Right, the Exchange Put Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and

               (B) except as specifically authorized by this agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right, the Exchange Put Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

     (b) LEGENDED SHARE CERTIFICATES. Services will cause each certificate representing Series 1 Exchangeable Shares to bear an appropriate legend notifying the Holders of:

          (i) their right to instruct the Trustee with respect to the exercise of the Exchange Right and Exchange Put Right in respect of the Series 1 Exchangeable Shares held by a Holder, and

          (ii) the Automatic Exchange Rights.

     (c) GENERAL EXERCISE OF EXCHANGE RIGHT AND EXCHANGE PUT RIGHT. The Exchange Right and Exchange Put Right shall be and remain vested in and exercised by the Trustee. Subject to Section 7(o) hereof, the Trustee shall exercise the Exchange Right and Exchange Put Right only on the basis of instructions received pursuant to this Article 5 from Holders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Holder with respect to the Exchange Right or Exchange Put Right, the Trustee shall not exercise or permit the exercise of the Exchange Right or Exchange Put Right.

     (d) PURCHASE PRICE. The purchase price payable by Weatherford for each Series 1 Exchangeable Share to be purchased by Weatherford (i) under the Exchange Right shall be an amount equal to the Series 1 Exchangeable Share Price on the last Business Day prior to the day of closing of the purchase and sale of such Series 1 Exchangeable Share under the Exchange Right; and (ii) under the Exchange Put Right shall be the amount determined under the Exchangeable Share Provisions. In connection with each exercise of the Exchange Right, Weatherford will provide to the Trustee an Officer's Certificate setting forth the calculation of the Series 1 Exchangeable Share Price for each Series 1 Exchangeable Share. The Series 1 Exchangeable Share Price for each such Series 1 Exchangeable Share so purchased may be satisfied only by Weatherford issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Holder, the Series 1 Exchangeable Share Consideration representing the total Series 1 Exchangeable Share Price.

     (e) EXERCISE INSTRUCTIONS. Subject to the terms and conditions herein set forth, a Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Series 1 Exchangeable Shares registered in the name of such Holder on the books of Services. To cause the exercise of the Exchange Right by the Trustee, the Holder shall deliver to the Trustee, in person or by certified or registered mail, at its principal office in Calgary, Alberta, or in Toronto, Ontario or at such other places in Canada as the Trustee may from time to time designate by written notice to the Holders, the certificates representing the Series 1 Exchangeable Shares which such Holder desires Weatherford to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Series 1 Exchangeable Shares under the Business Corporations Act (Alberta), other applicable laws, if any, and the by-laws of Services and such additional documents and instruments as the Trustee may reasonably require together with (i) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Series 1 Exchangeable Share certificates, stating (A) that the Holder thereby instructs the Trustee to exercise the Exchange Right so as to require Weatherford to purchase from the Holder the number of Series 1 Exchangeable Shares specified therein, (B) that such Holder has good title to and owns all such Series 1 Exchangeable Shares to be acquired by Weatherford free and clear of all liens, claims and encumbrances,
          (C) the names in which the certificates representing Weatherford Common Stock issuable in connection with the exercise of the Exchange Right are to be issued and (D) the names and addresses of the persons to whom the Series 1 Exchangeable Share Consideration should be delivered and (ii) payment (or evidence satisfactory to the Trustee, Services and Weatherford of payment) of the taxes (if any) payable as contemplated by Section 5(h) of this agreement. If only a part of the


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



          Series 1 Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by Weatherford under the Exchange Right, a new certificate for the balance of such Series 1 Exchangeable Shares shall be issued to the Holder at the expense of Services.

     (f) DELIVERY OF SERIES 1 EXCHANGEABLE SHARE CONSIDERATION; EFFECT OF EXERCISE. Promptly after receipt of the certificates representing the Series 1 Exchangeable Shares which the Holder desires Weatherford to purchase under the Exchange Put Right or the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Put Right or the Exchange Right), duly endorsed for transfer to Weatherford, the Trustee shall notify Weatherford and Services of its receipt of the same, which notice to Weatherford and Services shall constitute exercise of the Exchange Right by the Trustee on behalf of the Holder of such Series 1 Exchangeable Shares, and Weatherford shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Holder of such Series 1 Exchangeable Shares (or to such other persons, if any, properly designated by such Holder), the Series 1 Exchangeable Share Consideration deliverable in connection with the exercise of the Exchange Put Right or the Exchange Right; provided, however, that no such delivery shall be made unless and until the Holder requesting the same shall have paid (or provided evidence satisfactory to the Trustee, Services and Weatherford of the payment of) the taxes (if any) payable as contemplated by Section 5(h) of this agreement. Immediately upon the giving of notice by the Trustee to Weatherford and Services of the exercise of the Exchange Put Right or the Exchange Right, as provided in this Section 5(f), the closing of the transaction of purchase and sale contemplated by the Exchange Put Right or the Exchange Right shall be deemed to have occurred, and the Holder of such Series 1 Exchangeable Shares shall be deemed to have transferred to Weatherford all of its right, title and interest in and to such Series 1 Exchangeable Shares and in the related interest in the Trust Estate and shall cease to be a holder of such Series 1 Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless such Series 1 Exchangeable Share Consideration is not delivered by Weatherford to the Trustee, for delivery to such Holder (or to such other persons, if any, properly designated by such Holder), within five Business Days of the date of the giving of such notice by the Trustee, in which case the rights of the Holder shall remain unaffected until such Series 1 Exchangeable Share Consideration is delivered by Weatherford and any cheque included therein is paid. Concurrently with such Holder ceasing to be a holder of Series 1 Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of Weatherford Common Stock delivered to it pursuant to the Exchange Put Right or the Exchange Right. Notwithstanding the foregoing until the Series 1 Exchangeable Share Consideration is delivered to the Holder, the Holder shall be deemed to still be a holder of the sold Series 1 Exchangeable Shares for purposes of voting rights with respect thereto under this agreement.

     (g) EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION. In the event that a Holder has exercised its right under Article 6 of the Exchangeable Share Provisions to require Services to redeem any or all of the Series 1 Exchangeable Shares held by the Holder (the "Retracted Shares") and is notified by Services pursuant to Section 6.6 of the Exchangeable Share Provisions that Services will not be permitted as a result of liquidity or solvency requirements of applicable law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from Services and provided that Weatherford shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Holder has not revoked the retraction request delivered by the Holder to Services pursuant to Section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Holder to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares which Services is unable to redeem. In any such event, Services hereby agrees with the Trustee and in favour of the Holder immediately to notify the Trustee of such prohibition against Services redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Holder to Services or to the transfer agent of the Series 1 Exchangeable Shares (including without limitation a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares that Services is not permitted to redeem and will require Weatherford to purchase such shares in accordance with the provisions of this Article 5.

     (h) STAMP OR OTHER TRANSFER TAXES. Upon any sale of Series 1 Exchangeable Shares to Weatherford pursuant to the Exchange Put Right, the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Weatherford Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Holder of the Series 1 Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the holder of the Series 1 Exchangeable Shares so sold, provided, however, that such Holder (i) shall pay (and neither Weatherford, Services nor the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder or (ii) shall have established to the satisfaction of the Trustee, Weatherford and Services that such taxes, if any, have been paid.

     (i) NOTICE OF INSOLVENCY EVENT. Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, Services and Weatherford shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from Services and Weatherford or from any other Person of the occurrence of an Insolvency Event, the Trustee will mail to each Holder, at the expense of Weatherford, a notice of such Insolvency Event in the form provided by Weatherford, which notice shall contain a brief statement of the right of the Holders with respect to the Exchange Right.

     (j) QUALIFICATION OF WEATHERFORD COMMON STOCK. Weatherford covenants that if any shares of Weatherford Common Stock to be issued and delivered pursuant to the Exchange Put Right, the Exchange Right or the Automatic Exchange Rights require registration or qualification with or approval of or the filing of any document including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfillment of any other legal requirement (collectively, the "Applicable Laws") before such shares may be issued and delivered by

          Weatherford to the initial holder thereof (other than Services) or in order that such shares may be freely traded thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of Weatherford for purposes of Canadian federal or provincial securities law or an "affiliate" of Weatherford or, prior to the Effective Date, of Alpine for purposes of United States federal or state securities law), Weatherford will in good faith expeditiously take all such actions and do all such things as are necessary to cause such shares of Weatherford Common Stock to be and remain duly registered, qualified or approved. Weatherford represents and warrants that it has in good faith taken all actions and done all things as are necessary under Applicable Laws as they exist on the date hereof to cause the shares of Weatherford Common Stock to be issued and delivered pursuant to the Exchange Right, the Exchange Put Right and the Automatic Exchange Rights and to be freely tradeable thereafter (other than restrictions on transfer by reason of a holder being a "control person" of Weatherford for the purposes of Canadian federal and provincial securities law or an "affiliate" of Weatherford or, prior to the Effective Date, of Alpine for the purposes of United States federal or state securities law). Weatherford will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of Weatherford Common Stock to be delivered pursuant to the Exchange Put Right, the Exchange Right or the Automatic Exchange Rights to be and to continue to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time.

     (k) RESERVATION OF SHARES OF WEATHERFORD COMMON STOCK. Weatherford hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of Weatherford Common Stock (i) as is equal to the sum of (A) the number of Series 1 Exchangeable Shares issued and outstanding from time to time and (B) the number of Series 1 Exchangeable Shares issuable upon the exercise of all rights to acquire Series 1 Exchangeable Shares outstanding from time to time and
          (ii) as are now and may hereafter be required to enable and permit Weatherford and Services to meet their respective obligations hereunder, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Arrangement with respect to which Weatherford may now or hereafter be required to issue shares of Weatherford Common Stock.

     (l)  AUTOMATIC EXCHANGE ON LIQUIDATION OF WEATHERFORD.

          (i) Weatherford will give the Trustee written notice of each of the following events at the time set forth below:

               (A) in the event of any determination by the board of directors of Weatherford to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Weatherford or to effect any other distribution of assets of Weatherford among its stockholders for the purpose of winding-up its affairs, at least 21 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

               (B) immediately, upon the earlier of (I) receipt by Weatherford of notice of, and (II) Weatherford otherwise becoming aware of, any threatened or instituted


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


                    claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Weatherford or to effect any other distribution of assets of Weatherford among its stockholders for the purpose of winding-up its affairs.

          (ii) Immediately following receipt by the Trustee from Weatherford of notice of any event (a "Liquidation Event") contemplated by
               Section 5(l)(i) above, the Trustee will give notice thereof to the Holders. Such notice will be provided by Weatherford to the Trustee and shall include a brief description of the automatic exchange of Series 1 Exchangeable Shares for shares of Weatherford Common Stock provided for in Section 5(l)(iii) below.

          (iii) In order that the Holders will be able to participate on a pro rata basis with the holders of Weatherford Common Stock in the distribution of assets of Weatherford in connection with a Liquidation Event, immediately prior to the effective time (the "Liquidation Event Effective Time") of a Liquidation Event all of the then outstanding Series 1 Exchangeable Shares shall be automatically exchanged for shares of Weatherford Common Stock. To effect such automatic exchange, Weatherford shall be deemed to have purchased each Series 1 Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time and held by Holders, and each Holder shall be deemed to have sold the Series 1 Exchangeable Shares held by it at such time, for a purchase price per share equal to the Series 1 Exchangeable Share Price applicable at such time. In connection with such automatic exchange, Weatherford will provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Series 1 Exchangeable Share.

          (iv) The closing of the transaction of purchase and sale contemplated by Section 5(l)(iii) above shall be deemed to have occurred immediately prior to the Liquidation Event Effective Time, and each Holder of Series 1 Exchangeable Shares shall be deemed to have transferred to Weatherford all of the Holder's right, title and interest in and to such Series 1 Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Series 1 Exchangeable Shares and Weatherford shall deliver to the Holder the Series 1 Exchangeable Share Consideration deliverable upon the automatic exchange of Series 1 Exchangeable Shares. Concurrently with such Holder ceasing to be a holder of Series 1 Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of Weatherford Common Stock issued to it pursuant to the automatic exchange of Series 1 Exchangeable Shares for Weatherford Common Stock and the certificates held by the Holder previously representing the Series 1 Exchangeable Shares exchanged by the Holder with Weatherford pursuant to such automatic exchange shall thereafter be deemed to represent the shares of Weatherford Common Stock issued to the Holder by Weatherford pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Series 1 Exchangeable Share certificates deemed to represent shares of Weatherford Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as Weatherford may reasonably require, Weatherford shall deliver or cause to be delivered to the Holder certificates representing the shares of Weatherford Common Stock of which the Holder is the holder. Notwithstanding the foregoing until each Holder is actually entered on the register of holders of Weatherford Common Stock, such Holder shall be deemed to still be a holder of the transferred Series 1 Exchangeable Shares for purposes of all voting rights with respect thereto under this agreement.

6.   RESTRICTIONS ON ISSUANCE OF WEATHERFORD SPECIAL VOTING PREFERRED STOCK

     During the term of this agreement, Weatherford will not issue any shares of Weatherford Special Voting Preferred Stock in addition to the Voting Share.

7.   CONCERNING THE TRUSTEE

     (a) POWERS AND DUTIES OF THE TRUSTEE. The rights, powers and authorities of the Trustee under this agreement, in its capacity as trustee of the Trust, shall include:

          (i) receipt and deposit of the Voting Share from Weatherford as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

          (ii) granting proxies and distributing materials to Holders as provided in this agreement;

          (iii) voting the Holder Votes in accordance with the provisions of this agreement;

          (iv) receiving the grant of the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights from Weatherford as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

          (v) exercising the Exchange Put Right, the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this agreement, and in connection therewith receiving from Holders Series 1 Exchangeable Shares and other requisite documents and distributing to such Holders the shares of Weatherford Common Stock and cheques and property, if any, to which such Holders are entitled upon the exercise of the Exchange Put Right or the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

          (vi)   holding title to the Trust Estate;

          (vii) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this agreement;

          (viii) taking action at the direction of a Holder or Holders to enforce the obligations of Weatherford under this agreement; and

          (ix) taking such other actions and doing such other things as are specifically provided in this agreement.

          In the exercise of such rights, powers and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons. For greater certainty, the Trustee shall have only those duties as are set out specifically in this agreement.

          The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Holders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

          The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

     (b) NO CONFLICT OF INTEREST. The Trustee represents to Services and Weatherford that at the date of execution and delivery of this agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10 hereof. If, notwithstanding the foregoing provisions of this Section 7(b), the Trustee has such a material conflict of interest, the validity and enforceability of this agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 7(b), any interested party may apply to the Alberta Court of Queen's Bench for an order that the Trustee be replaced as trustee hereunder.

     (c) DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC. Services and Weatherford irrevocably authorize the Trustee, from time to time, to:

          (i) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Series 1 Exchangeable Shares and Weatherford Common Stock; and

          (ii) requisition, from time to time, (A) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this agreement and (B) from the transfer agent of Weatherford Common Stock, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Exchange Put Right and the Exchange Right and pursuant to the Automatic Exchange Rights in the manner specified in Article 5 hereof.

               Services and Weatherford irrevocably authorize their respective registrars and transfer agents to comply with all such requests. Weatherford covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Put Right and the Exchange Right and the Automatic Exchange Rights, in each case pursuant to Article 5 hereof.

          (d) BOOKS AND RECORDS. The Trustee shall keep available for inspection by Weatherford and Services, at the Trustee's principal office in Calgary, Alberta, or Toronto, Ontario, correct and complete books and records of account relating to the Trustee's actions under this agreement, including without limitation all information relating to mailings and instructions to and from Holders and all transactions pursuant to the Voting Rights, the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights for the term of this agreement. On or before March 31, 2001, and on or before March 31 in every year thereafter, so long as the Voting Share is on deposit with the Trustee, the Trustee shall transmit to Weatherford and Services a brief report, dated as of the preceding December 31, with respect to:

               (i) the property and funds comprising the Trust Estate as of that date;

               (ii) the number of exercises of the Exchange Put Right and Exchange Right, if any, and the aggregate number of Series 1 Exchangeable Shares received by the Trustee on behalf of Holders in consideration of the issue and delivery by Weatherford of shares of Weatherford Common Stock in connection with the Exchange Put Right and Exchange Right, during the calendar year ended on such date; and

               (iii) all other actions taken by the Trustee in the performance of its duties under this agreement which it had not previously reported.

          (e) INCOME TAX RETURNS AND REPORTS. The Trustee shall, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Series 1 Exchangeable Shares are traded and, in connection therewith, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable, If requested by the Trustee, Weatherford shall retain such experts for purposes of providing such advice and assistance.

          (f) INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE. The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this agreement at the request, order or direction of any Holder upon such Holder furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Holder shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Share pursuant to Article 4 hereof, subject to

               Section 7(o) hereof, and with respect to the Exchange Put Right and the Exchange Right pursuant to Article 5 hereof, subject to
               Section 7(o) hereof, and with respect to the Automatic Exchange Rights pursuant to Article 5 hereof. None of the provisions contained in this agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities unless funded, given funds, security and indemnified as aforesaid.

          (g) ACTIONS BY HOLDERS. No Holder shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 7(f) hereof and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Holders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights, the Exchange Put Right, the Exchange Right or the Automatic Exchange Rights, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders.

          (h) RELIANCE UPON DECLARATIONS. The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of Section 7(i) hereof, if applicable, and with any other applicable provisions of this agreement.

          (i) EVIDENCE AND AUTHORITY TO TRUSTEE. Services and/or Weatherford shall furnish to the Trustee evidence of compliance with the conditions provided for in this agreement relating to any action or step required or permitted to be taken by Services and/or Weatherford or the Trustee under this agreement or as a result of any obligation imposed under this agreement, including, without limitation, in respect of the Voting Rights or the Exchange Put Right or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of Services and/or Weatherford forthwith if and when:

               (i) such evidence is required by any other section of this agreement to be furnished to the Trustee in accordance with the terms of this Section 7(i); or

               (ii) the Trustee, in the exercise of its rights, powers, duties and authorities under this agreement, gives Services and/or Weatherford written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

                    Such evidence shall consist of an Officer's Certificate of Services and/or Weatherford or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this agreement.

                    Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Put Rights or the Exchange Right or the Automatic Exchange Rights, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any attorney, solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of Services and/or Weatherford it shall be in the form of an Officer's Certificate or a statutory declaration.

                    Each statutory declaration, certificate, statement, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this agreement shall include a statement by the person giving the evidence:

                    (i) declaring that he has read and understands the provisions of this agreement relating to the condition in question:

                    (ii) describing the nature and scope of the examination or investigation upon which he based the statutory declaration, certificate, statement, opinion or report; and

                    (iii) declaring that he has made such examination or
                          investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein.

               (j)  EXPERTS, ADVISERS AND AGENTS. The Trustee may:

                    (i) in relation to this agreement act and rely on the opinion or advice of or information obtained from or prepared by any attorney, solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by Services and/or Weatherford or otherwise, and may employ such assistance as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

                    (ii) employ such agents and other assistance as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.

               (k) INVESTMENT OF MONEYS HELD BY TRUSTEE. Unless otherwise provided in this agreement, any moneys held by or on behalf of the Trustee which under the terms of this agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Alberta, trustees are authorized to invest trust moneys, provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of Services. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of Services, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

               (l) TRUSTEE NOT REQUIRED TO GIVE SECURITY. The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this agreement or otherwise in respect of the premises.

               (m) TRUSTEE NOT BOUND TO ACT ON REQUEST. Except as is otherwise specifically provided in this agreement, the Trustee shall not be bound to act in accordance with any direction or request of Services and/or Weatherford or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

               (n) AUTHORITY TO CARRY ON BUSINESS. The Trustee represents to Services and Weatherford that at the date of execution and delivery by it of this agreement it is authorized to carry on the business of a trust company in the Province of Alberta but if, notwithstanding the provisions of this
                    Section 7(n), it ceases to be so authorized to carry on business, the validity and enforceability of this agreement and the Voting Rights, the Exchange Put Right, the Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Alberta, either become so authorized or resign in the manner and with the effect specified in
                    Article 10 hereof.

               (o) CONFLICTING CLAIMS. If conflicting claims or demands are made or asserted with respect to any interest of any Holder in any Series 1 Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Holder in any Series 1 Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Put Right, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

                    (i) the rights of all adverse claimants with respect to the Voting Rights, Exchange Put Right, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

                    (ii) all differences with respect to the Voting Rights,
                         Exchange Put Right, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

                    If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

               (p) ACCEPTANCE OF TRUST. The Trustee hereby accepts the Trust created and provided for by and in this agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Holders, subject to all the terms and conditions herein set forth.

8.   COMPENSATION

     (a) Weatherford and Services jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this agreement and will reimburse the Trustee for all reasonable expenses (including but not limited to taxes, compensation paid to experts, agents and advisors and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency reasonably incurred by the Trustee in connection with its rights and duties under this agreement; provided that Weatherford and Services shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted fraudulently or in bad faith or with negligence or willful misconduct.

9.   INDEMNIFICATION AND LIMITATION OF LIABILITY

     (a) INDEMNIFICATION OF THE TRUSTEE. Weatherford and Services jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel on a solicitor and his own client basis) which, without fraud, negligence, willful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this agreement, or any written or oral instructions delivered to the Trustee by Weatherford or Services pursuant hereto. Notwithstanding the foregoing, in no case will the Trustee be indemnified for consequential damages. In no case shall Weatherford or Services be liable under this indemnity for any claim against any of the Indemnified Parties unless Weatherford and Services shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to clause
          (ii), below in this paragraph, Weatherford and Services shall be entitled to participate at their own expense in the defense and, if Weatherford or Services so elect at any time after receipt of such notice, either of them may assume the defense of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by Weatherford or Services, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and Weatherford or Services and the Trustee shall have been advised by counsel acceptable to Weatherford or Services that there may be one or more legal defenses available to the Trustee that are different from or in addition to those available to Weatherford or Services and that an actual or potential conflict of interest exists (in which case Weatherford and Services shall not have the right to assume the defense of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee).

     (b) LIMITATION OF LIABILITY. The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this agreement, except to the extent that such loss is attributable to the fraud, negligence, willful misconduct or bad faith on the part of the Trustee.

10.  CHANGE OF TRUSTEE

     (a) RESIGNATION. The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Weatherford and Services specifying the date on which it desires to resign, provided that such notice shall never be given less than 60 days before such desired resignation date unless Weatherford and Services otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, Weatherford and Services shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of the Alberta Court of Queen's Bench upon application of one or more of the parties hereto.

     (b) REMOVAL. The Trustee, or any trustee hereafter appointed, may be removed with or without cause, at any time on 60 days' prior notice by written instrument executed by Weatherford and Services, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee, provided that, in connection with such removal, provision is made for a replacement trustee similar to that contemplated in Section 10(a).

     (c) SUCCESSOR TRUSTEE. Any successor trustee appointed as provided under this agreement shall execute, acknowledge and deliver to Weatherford and Services and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this agreement, with like effect as if originally named as trustee in this agreement. However, on the written request of Weatherford and Services or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, Weatherford, Services and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

     (d) NOTICE OF SUCCESSOR TRUSTEE. Upon acceptance of appointment by a successor trustee as provided herein, Weatherford and Services shall cause to be mailed notice of the succession of such trustee hereunder to each Holder specified in a List. If Weatherford or Services shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of Weatherford and Services.

11.  WEATHERFORD SUCCESSORS

     (a) CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC. Weatherford shall not enter into any transaction (whether by way of reorganization, consolidation, merger, amalgamation, transfer, sale, lease or otherwise) whereby all or substantially all of its property and assets would become the property of any other Person or, in the case of a merger or amalgamation, of the continuing corporation resulting therefrom unless, but may do so if such other Person or continuing corporation (the "Weatherford Successor"), by operation of law, becomes, without further action, bound by the terms and provisions of this agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Weatherford Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Weatherford Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Weatherford under this agreement.

     (b) VESTING OF POWERS IN SUCCESSOR. Whenever the conditions of Section 11(a) hereof have been duly observed and performed, the Trustee, if required, by Section 11(a) hereof, the Weatherford Successor and Services shall execute and deliver the supplemental agreement provided for in Article 12 hereof and thereupon the Weatherford Successor shall possess and from time to time may exercise each and every right and power of Weatherford under this agreement in the name of Weatherford or otherwise and any act or proceeding by any provision of this agreement required to be done or performed by the board of directors of Weatherford or any officers of Weatherford may be done and performed with like force and effect by the directors or officers of such Weatherford Successor.

     (c) WHOLLY-OWNED SUBSIDIARIES. Nothing herein shall be construed as preventing the amalgamation or merger of any wholly-owned subsidiary of Weatherford with or into Weatherford or the winding-up, liquidation or dissolution of any wholly-owned subsidiary of Weatherford provided that all of the assets of such subsidiary are transferred to Weatherford or another wholly-owned subsidiary of Weatherford, and any such transactions are expressly permitted by this Article 11.

12.  AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

     (a) AMENDMENTS, MODIFICATIONS, ETC. This agreement may not be amended or modified except by an agreement in writing executed by Services, Weatherford and the Trustee and approved by the Holders in accordance with Section 9.2 of the Exchangeable Share Provisions.

     (b) MINISTERIAL AMENDMENTS. Notwithstanding the provisions of Section 12(a) hereof, the parties to this agreement may in writing, at any time and from time to time, without the approval of the Holders, amend or modify this agreement for the purposes of:

          (i) adding to the covenants of any or all of the parties hereto for the protection of the Holders hereunder;

          (ii) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of Services and in the opinion of the Trustee and its counsel, having in mind the best interests of the Holders as a whole, it may be expedient to make, provided that such boards of directors and the Trustee and its counsel shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Holders as a whole; or

          (iii) making such changes or corrections which, on the advice of counsel to Services, Weatherford and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Trustee and its counsel and the board of directors of each of Services and Weatherford shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the Holders as a whole.

     (c) MEETING TO CONSIDER AMENDMENTS. Services, at the request of Weatherford, shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of Services, the Exchangeable Share Provisions and all applicable laws.

     (d) CHANGES IN CAPITAL OF WEATHERFORD AND SERVICES. At all times after the occurrence of any event effected pursuant to Section 2(g) or Section 2(h) of the Support Agreement, as a result of which either Weatherford Common Stock or the Series 1 Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which Weatherford Common Stock or the Series 1

          Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

     (e) EXECUTION OF SUPPLEMENTAL AGREEMENTS. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto. From time to time Services, Weatherford and the Trustee may, subject to the provisions of this agreement, and they shall, when so directed by this agreement, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

          (i) evidencing the succession of any Weatherford Successor to Weatherford and the covenants of and obligations assumed by each such Weatherford Successor in accordance with the provisions of
                Article 11 and the successor of any successor trustee in accordance with the provisions of Article 10;

          (ii) making any additions to, deletions from or alterations of the provisions of this agreement or the Voting Rights, the Exchange Put Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee and its counsel, will not be prejudicial to the interests of the Holders as a whole or are in the opinion of counsel to the Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to Weatherford, Services, the Trustee or this agreement; and

          (iii) for any other purposes not inconsistent with the provisions of this agreement, including without limitation to make or evidence any amendment or modification to this agreement as contemplated hereby, provided that, in the opinion of the Trustee and its counsel, the rights of the Trustee and the Holders as a whole will not be prejudiced thereby.

13.  TERMINATION

     (a) TERM. The Trust created by this agreement shall continue until the earliest to occur of the following events:

          (i) no outstanding Series 1 Exchangeable Shares are held by a Holder,

          (ii) each of Services and Weatherford elects in writing to terminate the Trust and such termination is approved by the Holders of the Series 1 Exchangeable Shares in accordance with Section 9.2 of the Exchangeable Share Provisions; and

          (iii) 21 years after the death of the last survivor of the descendants of His Majesty King George VI of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust.

     (b) SURVIVAL OF AGREEMENT. This agreement shall survive any termination of the Trust and shall continue until there are no Series 1 Exchangeable Shares outstanding held by a Holder; provided, however, that the provisions of Articles 8 and 9 hereof shall survive any such termination of this agreement.

14.  GENERAL

     (a) SEVERABILITY. If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby and this agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

     (b) INUREMENT. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders.

     (c) NOTICES TO PARTIES. All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

          (i)  if to Weatherford at:

               Weatherford International, Inc.
               515 Post Oak Blvd., Suite 600
               Houston, Texas 77027
               Attention:  Curtis W.  Huff
               Facsimile:  (713) 693-4484

          (ii) if to Services at:

               Weatherford Oil Services, Inc.
               515 Post Oak Blvd., Suite 600
               Houston, Texas 77027
               Attention:   General Counsel
               Facsimile:   (713) 693-4481

          (iii) if to the Trustee at:

                --------------------------------------

                --------------------------------------

                --------------------------------------

                Attention:
                          ----------------------------

                Facsimile:
                          ----------------------------

          Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by facsimile shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

     (d) NOTICE OF HOLDERS. Any and all notices to be given and any documents to be sent to any Holders may be given or sent to the address of such Holder shown on the register of Holders of Series 1 Exchangeable Shares in any manner permitted by the Exchangeable Share Provisions and shall be deemed to be received (if given or sent in such manner) at the time specified in such Exchangeable Share Provisions, the provisions of which Exchangeable Share Provisions shall apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.

     (e) RISK OF PAYMENTS BY POST. Whenever payments are to be made or documents are to be sent to any Holder by the Trustee, by Services or by Weatherford or by such Holder to the Trustee or to Weatherford or Services, the making of such payment or sending of such document sent through the post shall be at the risk of Services or Weatherford, in the case of payments made or documents sent by the Trustee or Services or Weatherford, and the Holder, in the case of payments made or documents sent by the Holder.

     (f) COUNTERPARTS. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A counterpart delivered by facsimile is hereby deemed to be as effective as a counterpart delivered in original form.

     (g) JURISDICTION. This agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

     (h) ATTORNMENT. Weatherford agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints Services at its registered office in the Province of Alberta as Weatherford's attorney for service of process.

     IN WITNESS WHEREOF, the parties hereby have caused this agreement to be duly executed as of the date first above written.

                                   WEATHERFORD INTERNATIONAL, INC.


                                   By
                                      -----------------------------------------


                                   WEATHERFORD OIL SERVICES, INC.


                                   By
                                      -----------------------------------------


                                   MONTREAL TRUST COMPANY OF CANADA


                                   By
                                      -----------------------------------------